As filed with the Securities and Exchange Commission on March 30, 2001
                                                       Registration No. 33-36784


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20449

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                    Pre-Effective Amendment No.                              |_|
                                               ------


                    Post-Effective Amendment No.  19                         |X|
                                                ------


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


                                Amendment No. 21                             |X|

                                            -------
                        (Check appropriate box or boxes)

                              LEBENTHAL FUNDS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

                      c/o Lebenthal Asset Management, Inc.
                                  120 Broadway
                            New York, New York 10271
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 425-6116
                                                     --------------


Alexandra Lebenthal                     Copy to:    Michael R. Rosella, Esq.
Lebenthal & Co., Inc.                               Paul, Hastings, Janofsky
120 Broadway                                          & Walker LLP
New York, New York 10271                            399 Park Avenue
------------------------                            New York, New York 10022
                                                    ------------------------


                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

      |X|   immediately upon filing pursuant to paragraph (b)
      |_|   on (date) pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)
      |_|   on (date) pursuant to paragraph (a) of Rule 485
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LEBENTHAL NEW YORK, NEW JERSEY & TAXABLE MUNICIPAL BOND FUNDS

LEBENTHAL
NEW YORK,
NEW JERSEY
& TAXABLE
MUNICIPAL
BOND FUNDS

PROSPECTUS MARCH 30, 2001

[GRAPHIC OMITTED]

                                [LOGO] LEBENTHAL
                         THE WORKHORSE OF INVESTMENTS.

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LEBENTHAL                                       120 BROADWAY, NEW YORK, NY 10271
FUNDS, INC.                                                         212-425-6116
                                            OUTSIDE NYC TOLL FREE 1-800-221-5822

================================================================================


PROSPECTUS
March 30, 2001


                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Risk/Return Summary ....................................................      2

Investment Objectives, Principal
  Investment Strategies and
  Related Risks ........................................................      9

Management, Organization and Capital
  Structure ............................................................     13

Shareholder Information ................................................     14

Distribution Arrangements ..............................................     23

More Information on the Municipal Market ...............................     (i)

Letter of Intent........................................................  (viii)

Financial Highlights ...................................................     29

Lebenthal New York
Municipal Bond Fund -
  Class A and Class B Shares

Lebenthal New Jersey
Municipal Bond Fund

Lebenthal Taxable
Municipal Bond Fund

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

================================================================================

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            RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES               LEBENTHAL NEW YORK MUNICIPAL BOND FUND - The
                                    New York Portfolio is a municipal bond fund whose investment objective is to maximize income exempt from regular Federal income taxes and from New York State and New York
                                    City personal income taxes, consistent with preservation of capital, with consideration given to opportunities for capital gain.

                                    LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND -
                                    The New Jersey Portfolio is a municipal bond fund whose investment objective is to maximize income exempt from regular Federal income taxes and personal New Jersey gross income tax, consistent with preservation of capital, with consideration given to opportunities for capital gain.

                                    LEBENTHAL TAXABLE MUNICIPAL BOND FUND - The
                                    Taxable Portfolio is a municipal bond fund whose investment objective is to maximize income consistent with preservation of capital, with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES     The Portfolios invest primarily in Municipal
                                    Obligations. Municipal Obligations refer to municipal bonds and notes. These bonds and notes represent an obligation by a local government entity or agency to repay a debt, the proceeds of which are used for a public purpose. The Portfolios invest in Municipal
                                    Obligations that are long-term (i.e. average maturity is 15 to 25 years) and are investment grade.


                                    |_|   The New York Portfolio intends to
                                          concentrate (i.e. invest 25% or more
                                          of the Portfolio's net assets)
                                          primarily in tax-exempt New York
                                          Municipal Obligations.

                                    |_|   The New Jersey Portfolio intends to
                                          concentrate (i.e. invest 25% or more
                                          of the Portfolio's net assets)
                                          primarily in tax-exempt New Jersey
                                          Municipal Obligations.

                                    |_|   The Taxable Portfolio intends to
                                          concentrate (i.e. invest 25% or more
                                          of the Portfolio's net assets)
                                          primarily in taxable Municipal
                                          Obligations.


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                                      -2-

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PRINCIPAL INVESTMENT RISKS          o     There can be no assurance that the
                                          Portfolios' investment objectives will
                                          be achieved.

                                    o     You may lose money by investing in the
                                          Portfolios.

                                    o     Securities with longer maturities are
                                          more likely to lead to a greater
                                          degree of market fluctuation in the
                                          value of such securities than do
                                          securities with shorter maturities.


                                    o     The types and maturities of the
                                          securities in the Portfolios and the
                                          credit quality of the issuers will
                                          affect each Portfolio's reaction to
                                          changes in interest rates. Interest
                                          rates impact the yield and share price
                                          of a bond fund. Bond prices generally
                                          rise when interest rates fall and fall
                                          when interest rates rise. Bonds with
                                          longer maturities are usually more
                                          sensitive to interest rate changes. In
                                          other words, the longer the maturity
                                          of a bond, the greater the impact a
                                          change in interest rates is likely to
                                          have on the bond's price. In addition,
                                          short and long-term interest rates do
                                          not necessarily move in the same
                                          increments or in the same directions.
                                          Short-term bonds usually react more to
                                          changes in short-term interest rates
                                          while long-term bonds usually react
                                          more to changes in long-term interest
                                          rates.


                                    o     The Portfolios may invest in
                                          lower-rated investment grade
                                          securities which may have speculative
                                          characteristics that can lead to a
                                          greater degree of market fluctuation
                                          than higher-rated investment grade
                                          securities with similar maturities.

                                    o     The New York Portfolio and the New
                                          Jersey Portfolio are non-diversified
                                          funds. This means that, compared to
                                          other mutual funds, these portfolios
                                          may each invest a greater percentage
                                          of their assets in a particular
                                          issuer. The risk of investing in a
                                          non-diversified fund is that the fund
                                          may be more sensitive to changes in
                                          the market value of a single issuer.

                                    o     Investors of each Portfolio should
                                          consider the greater risk of the
                                          Portfolio's concentration versus the
                                          safety that comes with a less
                                          concentrated portfolio.

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                                      -3-

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                                    o     Each Portfolio is concentrated in
                                          Municipal Obligations. The value of
                                          Municipal Obligations may be affected
                                          by uncertainties in the municipal debt
                                          market related to taxation. In
                                          addition, the payment of interest and
                                          preservation of capital are dependent
                                          upon the continuing ability of New
                                          York and New Jersey and other issuers
                                          and/or obligors of state, municipal
                                          and public authority debt obligations
                                          to meet their payment obligations.

                                    o     An investment in the Portfolios is not
                                          a deposit in a bank and is not insured
                                          or guaranteed by the Federal Deposit
                                          Insurance Corporation or any other
                                          government agency.


WHO MAY WANT TO INVEST?             |_|   NEW YORK PORTFOLIO: New York taxpayers
                                          who seek income from a professionally
                                          managed portfolio of municipal bonds
                                          that are exempt from New York City,
                                          New York State, and regular Federal
                                          income taxes.

                                    |_|   NEW JERSEY PORTFOLIO: New Jersey
                                          taxpayers who seek income from a
                                          professionally managed portfolio of
                                          municipal bonds that are exempt from
                                          New Jersey State and regular Federal
                                          income taxes.

                                    |_|   TAXABLE PORTFOLIO: Because the
                                          interest earned on taxable Municipal
                                          Obligations is included in gross
                                          income for Federal income tax purposes
                                          and may be subject to personal state
                                          and local income taxes, an investment
                                          in the Portfolio may be appropriate
                                          for investment plans, such as tax
                                          deferred IRAs, 401(K) and other
                                          retirement plans. This portfolio is
                                          also recommended for families and
                                          individuals in low to no tax brackets.


                                    Investors should compare the yields and
                                    returns available on portfolios of New York, New Jersey and taxable issues with those of a more diversified portfolio including out-of-state issues before making an investment decision.

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                                      -4-

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                       PERFORMANCE BAR CHARTS AND TABLES


The charts and tables below reflect the risks of investing in the Portfolios by showing how the Portfolios have performed and how their performance has fluctuated from year to year. The bar charts show the average annual total returns for each Portfolio for the life of the Portfolio. The tables show how the New York and New Jersey Portfolios' average annual total returns compare with that of the Lehman Brothers Municipal Bond Index and how the Taxable Portfolio's average annual total returns compare with that of the Lehman Brothers Long Term Corporate Bond Index. The Portfolios' yields appear in the Wall Street Journal each Thursday. Of course, past performance does not indicate how the Portfolios will perform in the future.

Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly. Returns in the bar charts do not include sales loads and, if those amounts were included, returns would be less than those shown.


                     YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                    Lebenthal New York Municipal Bond Fund -
                                 Class A Shares

                               [BAR GRAPH OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

 1992     1993     1994     1995     1996     1997     1998     1999     2000
--------------------------------------------------------------------------------
 9.91%   13.70%   -8.68%   20.60%    5.05%    9.90%    6.50%   -5.56%   13.78%

Best quarter:  3/31/95  9.06%
Worst quarter: 3/31/94 (6.97)%


The year-to-date return as of December 31, 2000 is 13.78%.

Average Annual
Total Returns Past                Past           Past
(for the periods                  Five           One            Since
ending 12/31/00)                  Years          Year           Inception
--------------------------------------------------------------------------------
New York Portfolio -
  Class A (1)                     4.73%          8.66%          4.78%*

Lehman Municipal
  Bond Index +                    5.81%         11.68%          7.03%**

New York Portfolio -
  Class B (2)                       NA           9.17%          3.24%***

Lehman Municipal
  Bond Index +                      NA          11.68%          5.52%****


----------
+ Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Lehman Municipal Bond Index. While the Fund does not seek to match the returns of the Lehman Municipal Bond Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Municipal Bond Index and, unlike the Fund, it does not incur fees or charges.
(1)   Reflects 4.50% sales load.
(2)   Reflects deferred sales charge.
*     Since June 24, 1991.
**    Since June 28, 1991.
***   Since December 3, 1997.
****  Since November 30, 1997.

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                                      -5-

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                     YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                    Lebenthal New Jersey Municipal Bond Fund

                              [BAR GRAPH OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

          1994     1995     1996     1997     1998     1999     2000
        ---------------------------------------------------------------
        -11.69%    16.71%   4.92%    10.61%   6.65%   -5.85%    13.00%

Best quarter:  3/31/95  6.22%
Worst quarter: 3/31/94 (9.64)%


The year-to-date return as of December 31, 2000 is 13.00%.

Average Annual                                                      Since
Total Returns                      Past            Past             Inception
(for the periods                   Five            One              (December 1,
ending 12/31/00)                   Years           Year             1993)
--------------------------------------------------------------------------------
New Jersey
  Portfolio (1)                    4.65%           7.92%            4.19%

Lehman Municipal
  Bond Index +                     5.81%          11.68%            5.97%*


----------
+ Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Lehman Municipal Bond Index. While the Fund does not seek to match the returns of the Lehman Municipal Bond Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Municipal Bond Index and, unlike the Fund, it does not incur fees or charges.
(1)   Reflects 4.50% sales load.
*     Since November 30, 1993.

                     YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                     Lebenthal Taxable Municipal Bond Fund

                              [BAR GRAPH OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

          1994     1995     1996     1997     1998     1999     2000
        ---------------------------------------------------------------
         -5.15%    22.91%   4.88%    13.79%   10.06%  -6.46%    16.57%


Best quarter: 12/31/00  6.70%
Worst quarter: 6/30/94 (2.58)%

The year-to-date return as of December 31, 2000 is 16.57%.

Average Annual                                                      Since
Total Returns                        Past          Past             Inception
(for the periods                     Five          One              (December 1,
ending 12/31/00)                     Years         Year             1993)
--------------------------------------------------------------------------------
Taxable Portfolio (1)                6.21%         11.32%           6.23%

Lehman Long Term
  Corporate Bond
  Index +                            5.80%          9.33%           6.53%*


----------
+ Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Lehman Long Term Corporate Bond Index. While the Fund does not seek to match the returns of the Lehman Long Term Corporate Bond Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Long Term Corporate Bond Index and, unlike the Fund, it does not incur fees or charges.
(1)   Reflects 4.50% sales load.

*     Since November 30, 1993.


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                                      -6-

--------------------------------------------------------------------------------

                                   FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

                                          New York Portfolio            New Jersey Portfolio    Taxable Portfolio
                                   Class A Shares      Class B Shares      Class A Shares         Class A Shares
                                   --------------      --------------   --------------------    -----------------
Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price) ................     4.50%               None                4.50%                  4.50%

Maximum Deferred Sales Charge
   (as a percentage of the lesser
   of original purchase price or
   redemption proceeds) ...........     None                5%(1)               None                   None

Maximum Sales Load on
   Reinvestment Dividends .........     None                None                None                   None

Redemption Fees ...................     None                None                None                   None

Exchange Fees .....................     None                None                None                   None

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)


                                          New York Portfolio            New Jersey Portfolio    Taxable Portfolio
                                   Class A Shares      Class B Shares      Class A Shares         Class A Shares
                                   --------------      --------------   --------------------    -----------------
Management Fees ...................     0.23%               0.23%               0.25%                  0.25%

Distribution and/or Service
   12b-1 Fees .....................     0.25%               1.00%               0.25%                  0.25%

Other Expenses ....................     0.38%               1.15%               1.10%                  0.87%

Total Annual Fund Operating
   Expenses .......................     0.86%               2.38%               1.60%                  1.37%

----------
(1) The deferred sales charge is 5% if shares are redeemed within the first 11 months, declining to 1% at the end of the fifth year, and is eliminated if shares are held six years or more.
(2) For the New York Portfolio - Class B shares, the Distributor has voluntarily waived 0.83% of average net assets of the 12b-1 Fees. For the New Jersey Portfolio, the Manager has voluntarily reimbursed 0.25% and 0.35% of average net assets of the Management Fee and certain Other Expenses, respectively and the Distributor has voluntarily waived the entire 0.25% of the 12b-1 Fee. For the Taxable Portfolio, the Manager has voluntarily reimbursed 0.21% and 0.01% of average net assets of the Management Fee and certain Other Expenses, respectively and the Distributor has voluntarily waived the entire 0.25% of the 12b-1 Fee. Including such waivers and reimbursements, Total Annual Fund Operating Expenses were 1.55%, 0.75% and 0.90% for the New York - Class B,
      New Jersey and Taxable Portfolios, respectively. The Manager and Distributor can terminate these voluntary waivers and reimbursements at any time.


--------------------------------------------------------------------------------

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                                    EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. You would pay the following expenses on a $10,000 investment, assuming a 5% annual return each year and redemption at the end of each time period and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 year    3 years     5 years    10 years
                                       ------    -------     -------    --------
New York Portfolio (Class A shares)*    $534      $  713      $  906     $1,467
                   (Class B shares)     $641      $1,043      $1,372     $2,723
New Jersey Portfolio*                   $606      $  933      $1,283     $2,271
Taxable Portfolio*                      $584      $  865      $1,168     $2,028


You would pay the following expenses if you did not redeem your shares:


                                       1 year    3 years     5 years    10 years
                                       ------    -------     -------    --------
New York Portfolio (Class B shares)     $241      $  743       $1,272    $2,723


There are no sales loads on reinvested dividends and other distributions.

----------
*     Your cost is the same whether or not you redeem your shares.

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                                      -8-

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

The investment objectives and policies for each Portfolio may not be changed unless approved by the holders of a majority of the outstanding shares of the Portfolio that would be affected by such a change. There can be no assurance that the Portfolios' investment objectives will be achieved.

The New York and The New Jersey Portfolios. The New York and the New Jersey Portfolios are municipal bond funds whose investment objective is to maximize income exempt from regular Federal income tax and from New York State and New York City personal income taxes and New Jersey gross income tax, respectively, to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain.


The New York and New Jersey Portfolios invest principally in long-term, investment grade, tax-exempt Municipal Obligations issued by or on behalf of the states of New York and New Jersey, respectively, and other states, Puerto Rico and other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions. The New York Portfolio will invest at least 80%, although it will attempt to invest 100%, of its net assets in Municipal Obligations that are exempt from Federal income tax and from the personal income tax of New York State and New York City and that have remaining maturities of one year or more. The New Jersey Portfolio will also invest at least 80%, although it will attempt to invest 100%, of its net assets in Municipal Obligations that are exempt from Federal income tax and from New Jersey gross income tax that have remaining maturities of one year or more. Bond counsel to the issuer at the date of issuance will determine whether a Municipal Obligation is considered tax exempt.


The Portfolios reserve the right to invest up to 20% of their net assets in (i) Municipal Obligations that are exempt from regular Federal income tax but that are subject to (a) New York State and City personal income taxes with respect to the New York Portfolio and (b) New Jersey gross income tax with respect to the New Jersey Portfolio and (ii) other taxable obligations, including securities whose interest income may be subject to the Federal alternative minimum tax.

Municipal Obligations refer to various types of debt, including municipal bonds and notes. Municipal debt shows that a local governmental entity or authority needed money for a public purpose. It represents the obligation of the borrower to repay a fixed sum of money on a definite future date at a fixed rate of interest. Such interest is free of Federal income tax and free in most states where issued from state and local taxes in that state. See "Taxation of the Fund" in the Statement of Additional Information ("SAI") for more information regarding the types of Municipal Obligations in which the Fund may invest.

The New York Portfolio may also purchase Municipal Obligations consisting of general obligation bonds, revenue bonds and private activity bonds (also known as industrial revenue bonds). A general discussion of these types of bonds is set forth in "Municipal Obligations" in the SAI.

The New York and New Jersey Portfolios will invest principally, without percentage limitations, in tax-exempt securities that on the date of investment are investment grade. Investment grade means that the securities fall within the four highest credit ratings of nationally recog-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


nized rating agencies as set forth below. The Fund will not necessarily dispose of a security that falls below investment grade if the Manager determines that retention of the security is consistent with the Fund's investment objectives. The New York and New Jersey Portfolios may invest in tax-exempt securities that are not rated or that do not fall into the credit ratings noted above if the credit analysis of Lebenthal Asset Management, Inc., the Portfolios' investment manager (the "Manager") reflects that the securities are of comparable credit quality.


                                                                      Variable &
                                                                      Floating
                                                      Commercial      Demand
                      Bonds           Notes           Paper           Notes
--------------------------------------------------------------------------------
Moody's               Aaa             MIG-1           P-1             VMIG-1
Investors             Aa              MIG-2           P-2             VMIG-2
Service               A               MIG-3           P-3             VMIG-3
                      Baa             MIG-4                           VMIG-4

Standard &            AAA             SP-1            A-1             SP-1
Poor's Rating         AA              SP-2            A-2             SP-2
Service, a            A               SP-3            A-3             SP-3
division of           BBB             SP-4            B               SP-4
The McGraw
Hill Cos.

Fitch                 AAA             F-1             F-1             F-1
Investors             AA              F-2             F-2             F-2
Service               A               F-3             F-3             F-3
                      BBB
--------------------------------------------------------------------------------


The New York and New Jersey Portfolios may invest in participation interests purchased from banks in variable rate tax-exempt securities owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolios. The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each Portfolio, including the securities supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders. For further information, see "Description of the Fund and Its Investments and Risks" in the SAI.

During adverse market conditions caused by rising interest rates or other adverse market conditions, as determined by the Manager, the New York and New Jersey Portfolios may invest up to 100% of the value of their net assets on a temporary basis in securities, the interest on which is exempt from regular Federal income tax, but not New York State and City personal income taxes and New Jersey gross income tax, respectively. The Manager may also decide to invest in taxable fixed-income securities, the interest on which is subject to regular Federal, state and local income tax. The result of employing this type of temporary defensive strategy is that the New York and New Jersey Portfolios may not achieve their investment objectives.


Investments in taxable securities will be substantially in (i) securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, (ii) highly-rated corporate debt securities (rated AA or better by S&P or Fitch, or Aa3 or better by Moody's),
(iii) prime commercial paper (rated A-1+ by S&P, P-1 by Moody's or F-1+ by Fitch), and (iv) certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in foreign certificates of deposit and foreign branches of United States banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange con-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


trols, or possible seizure or nationalization of foreign deposits.


The Taxable Portfolio. The Taxable Portfolio is a diversified municipal bond fund whose investment objective is to maximize income to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain. The classification to be diversified is a fundamental policy and may be changed only with the approval of the majority holders of the Taxable Portfolio's outstanding shares.


As a diversified investment company, 75% of the assets of the Taxable Portfolio are subject to the following limitations: (i) no more than 5% of its total assets may be invested in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities and (ii) the Taxable Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.


The Taxable Portfolio's assets will be invested primarily in taxable long-term investment grade securities issued by or on behalf of states and municipal governments, other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The average maturity of the Taxable Municipal Obligations in which the Taxable Portfolio invests is currently expected to be over 10 years.

The Taxable Portfolio attempts to invest 100%, and as a matter of fundamental policy invests at least 65%, of the value of its total assets in taxable securities with remaining maturities of one year or more. The interest on the Taxable Municipal Obligations is includible in gross income for Federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia.

The Taxable Portfolio will invest principally, without percentage limitations, in securities which on the date of investment are within the four highest credit ratings of nationally recognized rating agencies as set forth above. The Fund will not necessarily dispose of a security that falls below investment grade if the Manager determines that retention of the security is consistent with the Fund's investment objectives. The Taxable Portfolio may invest in securities that are not rated or that do not fall into the credit ratings noted above if the Manager's credit analysis reflects that the securities are of comparable credit quality.

During adverse market conditions, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which the Taxable Portfolio may also invest up to 100% of the value of its net assets on a temporary basis in (i) securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, (ii) tax-exempt securities, (iii) highly-rated corporate debt securities (rated AA or better by S&P, or Aa3 or better by Moody's), (iv) prime commercial paper (rated A-1+ by S&P or P-1 by Moody's), and (v) certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the U.S. Government or state governments, or the 50 largest foreign banks in (terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. The result of employing this type of temporary defensive

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

strategy is that the Taxable Portfolio may not achieve its investment objective.

Portfolios -- Generally. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. These securities are subject to market fluctuation during this period and no interest accrues to the Portfolio until settlement. Each Portfolio maintains a separate account with the custodian, with a segregated portfolio of liquid high grade debt securities in an amount at least equal to these commitments. For further information, see the SAI.

The Manager determines when to make purchases and sales for each Portfolio based on the Manager's opinion on whether these actions are necessary to meet each Portfolio's objective. The Manager considers the following factors when buying and selling securities for the Portfolios: (i) availability of cash, (ii) redemption requests, (iii) yield management, (iv) credit management, and (v) duration.


For the fiscal year ended November 30, 2000, the annual portfolio turnover rates were 65.05%, 90.39% and 29.26% for the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio, respectively. Portfolio turnover may involve the payment by the Portfolios of dealer spreads or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A higher portfolio turnover rate involves greater transaction expenses that must be borne directly by a Portfolio (and thus, indirectly by its shareholders), and can affect Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to that Portfolio's shareholders, are taxable to them.


Risks of Investing in the Fund:


o Concentration in Municipal Obligations: Investors should consider the greater risk of the Portfolios' concentration versus the safety that comes with a less concentrated investment portfolio. The Fund intends that the New York Portfolio be concentrated in New York Municipal Obligations, the New Jersey Portfolio be concentrated in New Jersey Municipal Obligations and the Taxable Portfolio consist primarily of Taxable Municipal Obligations (each as defined above). Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey and other issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.


o Interest Rate Risk: The types and maturities of the securities in the Portfolios and the credit quality of the issuers will affect the Fund's reaction to changes in interest rates. Interest rates impact the yield and share price of a bond fund. Bond prices generally rise when interest rates fall and fall when interest rates rise. Bonds with longer maturities are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short and long-term interest rates do not necessarily move in the same increments or in the same directions. Short-term bonds usually react more to changes in short-term interest rates while long-term bonds usually react more to changes in long-term interest rates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o Investment Grade Securities: Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. Such characteristics may, under certain circumstances, lead to a greater degree of market fluctuation in the value of such securities than do higher rated tax-exempt securities of similar maturities. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A detailed discussion of such characteristics and circumstances and their effect upon the New York and New Jersey Portfolios appears in the SAI under the heading "Description of the Portfolios' Investment Securities." A description of the credit ratings is contained in the SAI.

o New York Risk Factors: The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Investment in the New York Portfolio should be made with an understanding of the risks that an investment in New York Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio, and should compare yields available on portfolios of New York issues with those of more diversified portfolios including out-of-state issues before making an investment decision. For a more complete description of these risk factors, see "New York Risk Factors" in the SAI.

o New Jersey Risk Factors: The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. Investment in the Portfolio should be made with an understanding of the risks that an investment in New Jersey Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio, and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision. For a more complete description of these risk factors, see "New Jersey Risk Factors" in the SAI.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------


The Manager. The Fund has employed Lebenthal Asset Management, Inc. to serve as investment manager of the New York, New Jersey and Taxable Portfolios of the Fund. The Manager, with its principal office at 120 Broadway, New York, New York 10271-0005, is a wholly-owned subsidiary of Lebenthal & Co., Inc. As of November 30, 2000, the Manager was manager, adviser or supervisor of assets aggregating in excess of $238 million. The Manager is a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers. The Manager is under the leadership of James L. Gammon, President and Director of the Manager. James A. Lebenthal, Chairman and Direc-


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

tor of the Manager, is a controlling person of the Manager.


As of April 1, 2001, Mr. Gregory Serbe will be the Senior Portfolio Manager, primarily responsible for the day-to-day management of the Fund's portfolios. Mr. Serbe has been employed by the Manager since 1997 and is currently Executive Vice President and Chief Operating Officer. Prior to April 1, 2001, Mr. Serbe was the Assistant Portofolio Manager of the Fund. From 1983 to 1996, Mr. Serbe was Managing Director of Municipal Securities for Mitchell Hutchins Asset Management, Inc., a wholly owned subsidiary of PaineWebber, Inc. with assets under management of $4.5 billion.

Pursuant to the Management Contracts, the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. Pursuant to the Management Contracts, the Fund pays the Manager a management fee for its services under these contracts, calculated daily and payable monthly. The management fee is equal to .25% of each of the Portfolios' average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million plus .20% of such assets in excess of $100 million. For the fiscal year ended November 30, 2000, the Fund paid the Manager a Fee of 0.23%, 0.0%, and 0.04% of the New York, New Jersey and Taxable Portfolios' average daily net assets, respectively. The Manager may, at its discretion, waive all or a portion of its fees under the Management Contracts. There can be no assurance that such fees will be waived in the future.


SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Fund sells and redeems its shares on a continuing basis based on their net asset value. All transactions in Fund shares are effected through State Street Bank & Trust Company, the Fund's transfer agent.

Pricing Of Fund Shares. The net asset value of the Fund's shares is determined as of the earlier of 4:00 p.m., New York City time, or the close of the NYSE on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

Municipal Obligations are priced on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, in determining value. The valuations provided by such pricing service will be based upon market value determined most likely on the basis of the factors listed above. If a pricing service is not used, Municipal Obligations will be valued at quoted prices provided by municipal bond dealers. Non-tax-exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or by similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

as determined in good faith by the Board of Directors.

Dividends And Distributions. The Fund declares dividends equal to all its net investment income daily (excluding capital gains and losses, if any, and amortization of market discount). The Fund pays dividends on the tenth day of each month or, if the tenth day is not a Fund Business Day, on the preceding Fund Business Day. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.


Net realized capital gains, if any, are distributed at least annually in accordance with the Internal Revenue Code (the "Code"), and other applicable statutory and regulatory requirements. All dividends and distributions of capital gains are automatically invested in additional shares of a Portfolio immediately upon payment thereof, received in cash, or can be deposited into one or more of the Fund's other Portfolios. Shareholders are permitted to elect the payment option of their choice on the subscription form for share purchases.


How To Purchase And Redeem Shares.

You may invest in the Fund directly or through a Lebenthal & Co., Inc. brokerage account.


Minimum and Maximum Investments:


o     Initial investment             $2,500
o     Subsequent investments         $250
o     Maximum purchase of
      Class B shares                 $250,000
o     No maximum purchase for Class A shares

Alternative Sales Arrangements.

                      What Classes of Shares Can You Buy:
--------------------------------------------------------------------------------
o     New York                Class A and B shares
o     New Jersey              Class A shares
o     Taxable                 Class A shares

                        What Sales Charges Will You Pay:
--------------------------------------------------------------------------------
o Class A shares              You will pay an initial sales charge at time of
                              purchase and will also be eligible for a reduced sales charge (described below).

o Class B shares              There is no initial sales charge but you will be
                              subject to paying a contingent deferred sales charge ("CDSC") when you redeem the shares (see below).

Your decision to buy Class A or B shares depends on a number of factors including (i) the amount and intended length of your investment, (ii) whether you qualify for reduced sales charges applicable to Class A shares only, or
(iii) whether you prefer not to pay an up-front sales charge. For more information about these sales arrangements, consult your broker or the Distributor.

Sales and Redemptions.

                        Charges and Other Information on
                               Redeeming Shares:
--------------------------------------------------------------------------------
o     no redemption charge by the Fund
o     no minimum period of investment
o     no minimum amount for a redemption
o     no restrictions on the frequency of withdrawals

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B shares of the New York Portfolio may charge a CDSC on early redemptions from this Portfolio.

Purchase and redemption orders received as of the earlier of 4:00 p.m., New York City time, or the close of business of the NYSE on any Fund Business Day, will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 p.m., New York City time, or the close of the NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day. Shares will be issued upon receipt of payment by the Fund. Fund shares begin accruing income on the day after the shares are issued to an investor. Fund shares continue to receive dividends through the day of redemption. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to those who invest in the Fund.

Unless alternate instructions are given in proper form to the Fund, a check for the proceeds of a redemption will be sent to the shareholder's address of record. For shareholders investing through a Lebenthal & Co., Inc. brokerage account, redemption proceeds will be credited to their brokerage account. Normally, redemption proceeds will be paid within seven days.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings), (ii) the Securities and Exchange Commission determines that trading thereon is restricted, (iii) an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $2,500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to at least $2,500.

Redemption of shares may result in the Investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

Direct Purchase Procedures. If you wish to invest in the Fund directly or through a brokerage account maintained at Lebenthal & Co., Inc. and not through Participating Organizations you may use the following procedures. You may obtain a current prospectus and a Lebenthal & Co., Inc. account application necessary to open an account by telephoning Lebenthal & Co., Inc. at the following numbers:

Within New York City: (212) 425-6116
Outside New York City (toll free): (800) 221-5822

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Initial and Subsequent Purchases of Shares:

Checks are accepted subject to collection at full value in United States currency. All payments should clearly state a shareholder's existing account number, if any.

By Mail:

Send a check made payable to "Lebenthal & Co., Inc., Agent" including the Lebenthal account number _____________to:


Lebenthal Funds, Inc.
c/o Lebenthal & Co., Inc.
Lebenthal ________ Municipal Bond Fund
120 Broadway
New York, New York 10271-0005


By Bank Wire:

Investors should first telephone the Fund at (212) 425-6116 (or at 800-271-5822 outside New York City) to obtain a Fund account number. The investors should then instruct a member commercial bank to wire their money immediately to:

Chase Manhattan Bank
ABA #021-000021
f/a/o Donaldson, Lufkin & Jenrette Securities Corp.
Pershing Division
Acct 930-1-032992
For Lebenthal Funds, Inc.
Lebenthal ________ Municipal Bond Fund
A/C Name__________________
Lebenthal A/C #___________

Investors planning to wire funds should instruct their bank so the wire transfer can be accomplished before the earlier of 4:00 p.m., New York City time, or the close of the NYSE on that same day. There may be a charge by the investor's bank for transmitting the money by bank wire. The Fund does not charge investors in the Fund for its receipt of wire transfers.


Direct Redemption Procedures. A redemption order is executed immediately following, and at a price determined in accordance with, the next determination of net asset value per share following receipt by the Fund of the redemption order (and any supporting documentation which it may require). Redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take up to 10 days after investment. All requests for redemption should clearly indicate the Lebenthal account number.


Written Redemption Requests. Shareholders may make a redemption in any amount by sending a written request addressed to:

Lebenthal Funds, Inc.
Lebenthal ________ Municipal Bond Fund
c/o Lebenthal & Co., Inc.
120 Broadway
New York, New York 10271-0005

Investment through Participating Organizations. Investors who invest through Participating Organizations ("Participant Investors") may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund as transfer agent a purchase or redemption order.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Participating Organizations may confirm purchases and redemptions of Fund shares for their customers who are shareholders in the Fund. Participating Organizations may also send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of the Fund shares by each customer during the period covered by the statement, and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. Therefore, an investor may consider investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

In the case of qualified Participating Organizations, orders received by the Fund before the earlier of 4:00 p.m., New York City time, or the close of the NYSE on a Fund Business Day, will be executed on that day. Orders received after such time will not result in execution until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


The following procedures apply to Participant Investors who wish to invest in the Fund through the Participating Organizations with which they have accounts. Requests for assistance or additional information should be directed to the Fund at (212) 425-6116 or at (800) 271-5822 outside New York City.


By Bank Wire:

Participant Investors should instruct a member commercial bank to wire their money immediately to:

State Street Bank & Trust Co.
ABA #01100028 For Credit to Account
  99051971
f/a/o [        ]/Lebenthal Funds Inc.
Lebenthal__________Municipal Bond Fund
A/C Name____________________
Lebenthal A/C #_____________

By Mail:

For Participant Investors, subsequent purchases can be made by mailing a check to:


Lebenthal Funds Inc.
Lebenthal__________Municipal Bond Fund
P.O. Box 219722
Kansas City, MO 64141-9722


Additional Investor Programs.

Systematic Investment Plan. Shareholders may elect to purchase shares of the Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


through the establishment of an Automatic Investment Plan of a specified amount of $250 or more automatically on a monthly basis. The minimum investment required to open an Automatic Investment Plan account is $2,500. An Automatic Investment Authorization Form (available on request from the transfer agent or the Distributor) provides for funds to be automatically drawn on a shareholder's bank account and deposited in his or her Fund account. The shareholder's bank may charge a nominal fee in connection with the establishment and use of automatic deposit services. Accordingly, the net yield to investors who invest through the Systematic Investment Plan may be less than through investing in the Fund directly. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent or Distributor.

Systematic Withdrawal Plan. Shareholders may elect to redeem shares and receive payment from the Fund of a specified amount of $250 or more automatically on a monthly basis. A specified amount plan payment is made by the Fund on the twelfth day of each month. Whenever such twelfth day of a month is not a Fund Business Day, the payment date is the Fund Business Day immediately preceding the twelfth day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day three days prior to the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment. A shareholder may recognize a gain or a loss upon redemption of shares to the extent the amount received upon redemption exceeds or is less than his basis in the shares redeemed. This election is only available to investors who at time of election own shares with a net asset value of $10,000. The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent.


Exchange Privilege.

                          You can exchange your shares
                         into the following Portfolios:
--------------------------------------------------------------------------------
o     Lebenthal New York Municipal Bond Fund
o     Lebenthal New Jersey Municipal Bond Fund
o     Lebenthal Taxable Municipal Bond Fund

You must exchange shares in the same class as you currently hold.

In the future, the exchange privilege program may be extended to other investment companies managed by Lebenthal & Co., Inc.

The Class B shares of the New York Portfolio are currently not eligible to participate in this Exchange Privilege.

                            Charges and Minimums for
                            exchanging your shares:
--------------------------------------------------------------------------------
o There is no charge for the exchange privilege or limitation as to frequency of exchange.

o The minimum amount for an exchange is $2,500, except that shareholders who are establishing a new account with an investment

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the portfolio into which the exchange is being made.

o     Shares are exchanged at their respective net asset values.

The exchange privilege provides shareholders of any Portfolio with a convenient method to shift their investment among different portfolios when they feel such a shift is desirable. The exchange privilege is available to shareholders residing in any state in which shares of the portfolios being acquired may legally be sold. Shares may be exchanged only between portfolio accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the portfolio into which the exchange is to be made. An exchange pursuant to the exchange privilege is treated as a sale on which a shareholder may realize a taxable gain or loss for Federal and, generally, state income tax purposes. An additional prospectus may be obtained by contacting the Fund at the address or telephone number set forth on the cover page of this Prospectus.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

Lebenthal Funds, Inc.
Lebenthal ________ Municipal Bond Fund
c/o Lebenthal & Co., Inc.
120 Broadway
New York, New York 10271-0005

or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.


Dollar Cost Averaging Program. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly, from one of their accounts through Lebenthal & Co., Inc. into one or more of the Class A shares of the Lebenthal Fund portfolios. The account from which exchanges are to be made must have a value of at least $10,000 when a shareholder elects to begin this program. The exchange minimum is $250 per transaction. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were purchased directly on dates other than the date specified in the program. There is no charge for entering the Dollar Cost Averaging program, and exchanges made pursuant to this program are not subject to an exchange fee. Sales charges may apply (see "Distribution Arrangements").


Telephone Exchanges and Redemptions. Arrangements have been made for the acceptance of instructions by telephone to exchange or redeem shares in book-entry form if certain preauthorizations or indemnifications are accepted and are on file. Shareholders who elect the telephone exchange or redemption option bear the risk of any loss, damages, expense or cost arising from their election of the telephone exchange option, including risk of unauthorized use, provided, however, that the Fund shall employ reasonable procedures to confirm that all telephone instructions are genuine. For this purpose, the Fund will employ such procedures to confirm that telephone or telecopy exchange or redemption instructions are genuine, and will require that shareholders electing such options provide a form of personal identification. The failure of the Fund to employ such procedures may cause the Fund to be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

liable for losses incurred by investors due to telephone or telecopy exchange or redemption based upon unauthorized or fraudulent instructions. Further information and telephone exchange or redemption forms are available from the transfer agent or Distributor.


Shareholders holding shares in book-entry form may redeem their shares by telephoning the transfer agent prior to 4:00 p.m. Eastern standard time. Redemption proceeds must be payable to the record holder of the shares and mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. Information on this service is included in the application and is available from the transfer agent or the Distributor.


Tax Consequences.


Federal Income Taxes. The New York Portfolio and the New Jersey Portfolio have elected to qualify under the Internal Revenue Code (the "Code") as regulated investment companies that distribute "exempt-interest dividends" as defined in the Code. The Taxable Portfolio has also elected to qualify as a regulated investment company, but will distribute taxable, not tax-exempt, dividends. Each Portfolio intends to maintain qualification as a regulated investment company. The policy of each Portfolio is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions (in the case of the New York and New Jersey Portfolios), and its investment company taxable income (if any). If distributions are made in this manner, dividends designated as derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund may realize long-term capital gains, and may distribute "capital gain dividends" or have undistributed capital gain income. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include, as an item of tax preference for purposes of the alternative minimum tax, 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceeds their alternative minimum taxable income (determined without


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                                      -21-
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this tax item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C corporations will be subject to a tax on "passive investment income," including tax-exempt interest.


With respect to variable rate demand instruments, including participation certificates therein, the Fund will be treated for Federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular Federal income taxes to the Fund to the same extent as the interest on such underlying Municipal Obligations. (See "Federal Income Taxes" in the SAI.)


The U.S. Supreme Court has held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on Municipal Obligations in accordance with
Section 103 of the Code.

New York Income Taxes. The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York resident shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion does not result in a corporate shareholder's being exempt for New York State and New York City franchise or income tax purposes. Shareholders should consult their own tax advisers about the status of distributions from the New York Portfolio in their own states and localities.


New Jersey Income Taxes. The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items (which cash items shall include receivables) in obligations issued by or on behalf of the State of New Jersey or any county, municipality or other political subdivision of the State of New Jersey ("New Jersey-Specific Obligations") or obligations which are statutorily free from New Jersey state or local taxation under the laws of the United States ("U.S. Government Obligations"). Additionally, a qualified investment fund must comply with certain continuing reporting requirements.


In the opinion of McCarter & English, LLP, special New Jersey tax counsel to the New Jersey

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                                      -22-
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Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (i) distributions paid by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey State-Specific Obligations or U.S. Government Obligations, and (ii) gain from the sale of shares in the New Jersey Portfolio by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the gain is attributable to investments in New Jersey State-Specific Obligations or U.S. Government Obligations. Shareholders should consult their own tax advisers about the status of distributions from the New Jersey Portfolio in their own states and localities.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Sales Charges.

Class A Shares. The price paid for Class A shares of the Fund is the public offering price -- the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor. The Dealer Discounts described below may be negotiated for promotional purposes and disclosed to any investor.

The sales load for the Class A shares and applicable volume discounts are:

                                                    Sales
                                                    Charge              Dealer
                                                    as % of             Discount
Amount                                              Net                 as % of
of                                Sales             Amount              Offering
Purchase                          Load              Invested            Price
--------------------------------------------------------------------------------
Less than $50,000                 4.50%             4.71%               4.25%

$50,000 up to
  $99,999                         4.00%             4.17%               3.75%

$100,000 up to
  $249,999                        3.50%             3.63%               3.25%

$250,000 up to
  $499,999                        2.75%             2.83%               2.50%

$500,000 up to
  $999,999                        2.00%             2.04%               1.75%

$1,000,000 and over               None              None                0.25%
--------------------------------------------------------------------------------

Class B Shares (for New York Portfolio only). Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

The CDSC for the Class B shares is:

Period Class B Shares Held                          CDSC
--------------------------------------------------------------------------------
  0 through 11 months                               5%

  12 through 23 months                              4%

  24 through 47 months                              3%

  48 through 59 months                              2%

  60 through 71 months                              1%

  72 months and longer                              0%
--------------------------------------------------------------------------------

In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by

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                                      -23-
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shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

Class B shares also bear a higher 12b-1 fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of Class B shares, see the SAI. The SAI includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes and also notes certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because the Class B shares bear a higher 12b-1 fee than the Class A shares and because of other related expenses.

In addition, the New York Portfolio may sell shares at net asset value without a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.

Reduction or Elimination of Sales Loads.


Volume Discounts. Volume discounts are provided if the total amount being invested in shares of a Portfolio reaches the levels indicated in the above sales load schedules. Volume discounts are not available for Class B shares. Investors may add on to the total current value of shares already owned in order to qualify for a volume discount. For example, if an investor previously purchased, and still holds, Class A shares of a Portfolio worth $95,000 at the current offering price and purchases an additional $5,000 worth of Class A shares of that Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule.

60 Day Repurchase Discount. Class A shareholders of the New York Portfolio and shareholders of the New Jersey and Taxable Portfolios who redeem their shares may repurchase shares in the same class of the same Portfolio up to a dollar amount equal to the proceeds received from the redemption without incurring a sales charge on the repurchased shares if the repurchase is made within 60 days of the date the redemption is executed. Shareholders may exercise this repurchase option once every 12 months. Shares redeemed and repurchased without a sales charge under this option must be registered in identical names. Shares purchased through a participating organization may still be subject to fees from that organization for purchasing shares (see Investment through Participating Organizations).

Class B shareholders of the New York Portfolio who redeem their shares may repurchase Class A shares of the New York Portfolio without paying a sales charge, subject to the terms above.


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                                      -24-
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Reinvestment of Dividends and Distributions. There is no sales load on purchases of Portfolio shares made by reinvestment of dividends and distributions paid by a Portfolio. Reinvestment will be made at net asset value (i.e., at no load) on the day on which the dividend or distribution is payable.


Unit Investment Trusts. Unit holders of the Empire State Municipal
Exempt Trust Series co-sponsored by Glickenhaus & Co. and Lebenthal & Co., Inc. may elect to invest semi-annual distributions received from such unit investment trusts in shares of a Portfolio at no sales load regardless of where such certificates are actually held. The minimum initial investment of $2,500 and the minimum subsequent investment of $250 will be waived for such purchases.


Letter of Intent. Any investor may sign a Letter of Intent, enclosed in this Prospectus, stating an intention to make purchases of Class A shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge, and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 4.50% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor.

If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.

Investors 35 Years of Age or Younger. Investors purchasing their shares through Lebenthal & Co., Inc., and who are 35 years of age or younger, will be offered a 0.50% discount off the applicable sales load or CDSC for single investments of at least $2,500. For example, an investor purchasing Class A shares in the amount of $10,000 will be charged a reduced sales load of 4.00% and an investor purchasing Class A shares in the amount of $100,000 will be charged a reduced sales load of 3.00%. An investor purchasing Class B shares in those amounts that sells those shares within one year of purchase will be subject to a CDSC of 5.0%. The reduction of a sales load reflects the Fund's interest in offering a savings vehicle for investors in this age bracket. The reduction in sales charge will be in effect until the day prior to the investor's 36th birthday.

Financial Planners. Investors purchasing their shares through certain financial planners and intermediaries that assess a charge and have accounts with such clients will not be charged an initial sales load or CDSC.

--------------------------------------------------------------------------------

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Employees of the Distributor and Participating Organizations. Employees (and
their immediate families) of Lebenthal & Co., Inc. or any Participating Organization may purchase shares of a Portfolio at net asset value.

Rule 12b-1 Fees.

The Fund pays fees in connection with the distribution of shares and for services provided to the shareholders. The Fund pays these fees from its assets on an ongoing basis. Therefore, over time, the payment of these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan on behalf of each Portfolio (the "Plan") and, pursuant to the Plan, the New York Portfolio and Lebenthal & Co., Inc., (the "Distributor") have entered into a Distribution Agreement and the New Jersey and Taxable Portfolios and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement. The following paragraphs describe the fees paid by each Portfolio pursuant to the Plan and its related agreements.

The New York Portfolio. Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders not be binding on the Fund until accepted by the Fund, as principal. Under the Distribution Agreement, the Distributor receives from each of the Class A and Class B shares of the Portfolio a Service Fee equal to 0.25% per annum of the New York Portfolio's average daily net assets (the "Service Fee") for providing shareholder servicing and maintenance of shareholder accounts. The Distributor may make payments, from time to time, from the Service Fee it received to pay the costs of, and to compensate others, including Participating Organizations, for performing shareholder servicing functions. Under the Distribution Agreement, the Distributor receives from the Class B shares of the Portfolio an asset based sales charge ("Asset Based Sales Charge") equal to 0.75% per annum of the Class B shares' average daily net assets to be used by the Distributor to pay sales commissions for sales of the Class B shares. These fees are accrued daily and paid monthly. The total amounts payable under the Plan by the Class B shares of the New York Portfolio may not exceed 1.00% per annum.

The Plan and the Distribution Agreement provide that, in addition to the Asset Based Sales Charge described above (with respect to the Class B shares only) and the Service Fee (with respect to the Class A and Class B shares), the New York Portfolio will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan and the Management Contract provide that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits, for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, (ii) to compensate certain Partici-

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                                      -26-
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pating Organizations for providing assistance in distributing the New York
Portfolio's shares, (iii) to pay the cost of printing and distributing the New York Portfolio's prospectus to prospective investors, and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments, from time to time, from its own resources, which may include the Service Fee and past profits, for the purposes enumerated in (i) above. With respect to the Class B shares only, the Distributor may also make payments for the purposes enumerated in (ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor.


The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount that the New York Portfolio is required to pay to the Distributor for any fiscal year under both the Distribution Agreement and the Management Contract in effect for that year.

The New Jersey Portfolio and The Taxable Portfolio. For its services under the Shareholder Servicing Agreements, the Distributor receives from the New Jersey and Taxable Portfolios a fee equal to 0.25% per annum of the Portfolios' average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly. Any portion of the Shareholder Servicing Fee may be deemed to be used by the Distributor (i) for purposes of shareholder servicing and maintenance of shareholder accounts and (ii) for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the New Jersey and Taxable Portfolios.

Under the Distribution Agreements, the Distributor, as agent for the New Jersey and Taxable Portfolios, will solicit orders for the purchase of the New Jersey and Taxable Portfolios' shares, provided that any subscriptions and orders will not be binding on a Portfolio until accepted by the Portfolio as principal. In addition, the Distribution Agreements provide for reimbursement to the Distributor by the New Jersey and Taxable Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the New Jersey and Taxable Portfolios' shares in an amount not to exceed 0.10% per annum of each of the New Jersey and Taxable Portfolios' average daily net assets. To the extent the Distributor does not take reimbursement for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year. The Plans, the Shareholder Servicing Agreements and the Distribution Agreements provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, the New Jersey and Taxable Portfolios will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreements, and
(ii) typesetting, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing the printing subscription application forms for shareholder accounts.

The Plans and the Management Contracts provide that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including Participating Organizations with whom the Distributor

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                                      -27-
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has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New Jersey and Taxable Portfolios; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Portfolios' shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and
(iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolios' shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments made pursuant to the Plans will not increase the amount that the New Jersey and Taxable Portfolios are required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements, Shareholder Servicing Agreements or the Management Contracts in effect for that year.

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                                      -28-
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                            MORE INFORMATION ON THE
                                MUNICIPAL MARKET

      Individuals considering an investment in the Fund should be aware that the municipal securities market is "large, dynamic, and increasingly complex," to quote an SEC Staff Report. Many diverse factors affect the yield, security, and suitability of one's investment in the Fund. Among them:

      Municipal Bonds raise money for public works. These are the indispensable roads, sewers, schools, subways, airports, public buildings and facilities--"Built-by-Bonds"--that provide the physical infrastructure for communal life and the underpinnings for long range economic development of the community.

      A Municipal Bond is evidence of collective debt. It shows that a local governmental entity or authority needed money for a public purpose. It represents the obligation of the borrower to repay a fixed sum of money on a definite future date at a fixed rate of interest. And that interest is free of Federal income tax and free from state and local taxes in most states of origin where issued.


      Investors are willing to lend, issuers are able to borrow, at lower rates of interest in the tax free bond market. Exemption from taxes reduces the interest rate local governments must pay on their debt, because investors are willing to accept a lower rate of interest on tax exempt debt than on taxable debt. TBMA, The Bond Market Association, has estimated that the savings in borrowing costs on $1.01 trillion of Municipal Bonds issued between 1995 and 1999 will add up to $317 billion by the year 2012, versus what it would have cost the states, their political subdivisions, agencies, and authorities to borrow at prevailing corporate interest rates.


--------------------------------------------------------------------------------

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      Individuals investing their savings in municipal securities help improve the rate of savings and investment in America. Economists believe that the root of such economic ills as deficits, imbalance of payments, poor productivity and crumbling infrastructure lies in the sharp decline in the nation's savings rate in the 1980s and 1990s. Saving is the seedcorn of an economy. You plant it. It grows. Through the lending/borrowing process your savings are converted into factories, housing, roads, airports--productive investments that create jobs and real wealth. All investment--public, private, municipal, corporate--begins with savings. In advertising municipal securities as the "workhorse of investments," Lebenthal & Co., Inc. is alluding to municipal securities as a tool, both for building one's own future and for digging roads, building schools, laying sewers, producing power, providing housing, putting up hospitals, moving commuters, paving runways, boring tunnels and rebuilding a more productive America.


      Tax exempt securities are owned primarily by individuals. At the end of the Year 2000, there were approximately $1.55 trillion of Municipal Bonds outstanding, approximately 75% of them owned by individual investors, either through the direct purchase of individual bonds or through their ownership of shares in mutual funds like the Lebenthal Municipal Bond Funds. According to the Internal Revenue Service, filers with adjusted gross incomes of less than $100,000 accounted for 70% of all filers reporting tax exempt income and 39% of all tax exempt income reported. The municipal securities market is dominated by the individual investor. Households are the largest holders of municipal debt. For the long term saving goals of a great and growing number of individuals and families, tax exempt securities are a viable alternative to taxable savings instruments.


      Comparing a tax free return to a taxable return is only one test of suitability. From time to time, the Fund will show how much taxable investments such as bank CDs would have to yield for the after-tax return to equal yields in the tax-free bond market. Tax free-to-taxable yield comparisons are made on the basis of arithmetic alone and do not take into account significant differences of security, liquidity, and suitability that may exist between the instruments being compared. For example, bank CDs

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

are Federally insured. And there is a penalty, but no market risk, for early redemption, whereas the resale value of Fund shares will rise or fall with changes in interest rates in general or with changes in the creditworthiness of the underlying bonds in the Fund portfolio.

      There is "market risk" in selling before maturity. The words "safe," "safety," and "secure" as used in bonds apply to creditworthiness: the assuredness of receiving your interest right along and getting your principal back at the end. But anyone considering an investment in municipal securities must accept market fluctuation--and possible loss in resale value before maturity--as facts of life. This is because the resale value of a fixed income security will adjust to changing interest rates and the yields available from comparable new issues in the market. As a rule of thumb, generally if interest rates are higher when you go to sell than they were when you bought your bond, you will get less than you paid. ("Yields up, price down.") Also generally, if interest rates are lower when you sell than when you bought, you will make money. ("Yields down, price up.")

      There are two broad categories of creditworthiness: general obligation bonds and revenue bonds. General obligations are secured by tax collections, revenue bonds by earnings. When a bond is secured by the power of a governmental issuer to levy taxes on real estate without limitation as to rate or amount, and when the issuer pledges all its resources to pay principal and interest, the bond is said to be a full faith and credit general obligation. The laws governing the issuance of general obligation bonds intend for the bondholder to be paid in full and on time. And such bonds have earned for all Municipal Bonds their reputation for safety. There is another type of Municipal Bond--the revenue bond. As the name implies, revenue bonds are secured by tolls, rentals, mortgage payments, tuitions, fees--that is by earnings of the project so financed. Their strength is the commercial viability of the project and power of the issuer to levy user charges. Tax collections or earnings--they are both cashflow. And cashflow is the collateral behind municipal securities.

--------------------------------------------------------------------------------

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      Municipal securities are creatures of law. They depend on law. They must conform to statutory requirements, the most desirable of which is that the people voted for the issue. The issuer must not exceed the legal debt limit, and every law governing the birth of a bond must be carefully followed when a municipality is borrowing money. All this must be attested to by the legal opinion of reputable and recognized attorneys specializing in municipal law.

      There are over one million combinations of issuer, issue, interest rate, and maturity to choose from. Moody's Manuals list 9,000 state and local entities whose bonds are in the hands of the public. An issuer generally has more than one issue of bonds outstanding. And each issue is like many in one, made up of "maturities"--blocks of bonds that come due in staggered years from now to the year 2030 and longer. The possible combinations provide flexibility in tailoring a Municipal Bond portfolio to the needs of the individual--or for some people may result in deciding to buy a fund of bonds and let the fund manager do the picking and choosing.

      Boiling choice down to four investment decisions. Before recommending specific municipal securities, an investment adviser does some digging. Are you likely to jump in and out of your bonds? Do you really need the income now? When do you plan to retire? What about heirs? How much is the peace and comfort of a triple-A rating worth to you in cold cash? Are you investing for children's education? Are you using municipals to build up an estate? Are you living on the interest and leaving your principal to your survivors? Should you reduce your estate and your estate taxes through an orderly invasion of your capital? These personal characteristics and financial objectives translate into the four basic investment decisions: (1) long versus short; (2) high coupon rate versus low or even zero coupon rate; (3) rating versus yield; and (4) individual bonds versus packages of bonds, like unit investment trusts or mutual funds.

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                                      -iv-

--------------------------------------------------------------------------------

      Individual Municipal Bonds have a fixed maturity. A mutual fund of Municipal Bonds does not. A Municipal Bond is a contract for the future delivery of money--a fixed sum at a definite date in the future. Like any fixed income security, individual bonds fluctuate in market value with interest rates and changing market conditions. But hold your bond to maturity, cash it in at the end, and you are promised getting back full face value--in 2, 5, 10, 30 years--whatever the due date engraved on the books of the issuer. On the other hand, the bonds in a fund portfolio are candidates for buy, sell, and hold every day. The Lebenthal New York Municipal Bond Fund is nominally a portfolio of long term bonds. But a 30-year bond in the portfolio may have an effective "maturity" no longer than the number of days, weeks, months the Adviser decides to hold it in the portfolio. The Adviser does not sit there waiting for bonds in the portfolio to mature. He or she trades them in and out of the Fund portfolio opportunistically, seeking to maximize tax free income consistent with the preservation of capital, and to take gains, or, in falling markets, to minimize losses.

      There can be no assurance of a particular Fund yield, because the bonds in the portfolio change. They are being added to, disposed of and replaced with other bonds opportunistically. Nor can there be any guarantee the Fund will achieve its objectives. When you sell your shares you may get more for them than you paid. You may get less. It depends on current market conditions, whether interest rates are higher or lower than when you bought your shares, and the ability of Management to anticipate markets and know when to buy, sell, or hold.

      An open end fund for open end savings goals. If you know you are going to need your money for a specific purpose on a specific date in the future, buy a fixed income security and target the maturity date. On the other hand, the Lebenthal New York and New Jersey Municipal Bond Funds are for more general open-ended objectives like building up an estate or saving for retirement. The Funds can pay out interest every month, free of New York or New Jersey and regular Federal income tax. Or, it can reinvest

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                                       -v-

--------------------------------------------------------------------------------

your monthly interest in additional Fund shares...so your interest earns interest...and each month that interest earns still more tax free interest, and builds upon itself. Monthly income, or automatic reinvestment--the option is yours.

      The principle of "total return." In buying individual bonds to hold to maturity, one might tend to dismiss ups and downs in market value with a mantra, "I didn't buy to sell. I didn't buy to sell." But investing in an open-end mutual fund of bonds with automatic reinvestment, one holds their portfolio to a different standard. One measures portfolio performance by the concept of "total return." Total return takes into account 1) interest income being spun off by the bonds in the portfolio, 2) that cashflow being reinvested in additional fund shares, 3) the impact of gains or losses in net asset value per share multiplied by the growing number of shares being accumulated through reinvestment. One goes into a fund seeking a higher total return than just the stated yield to maturity to be had from individual bonds. But one can lose money, too. How you fare will depend on whether the price you receive upon selling your shares is more than your original cost or less, owing to fluctuating interest rates in general and the performance of the fund Adviser in particular.

      Price down, yield up. In the infamous 1999 bond market decline, nothing was spared. Not individual bonds. Not the Lebenthal New York Municipal Bond Fund. But all is not lost when the market declines. Bond prices down means that bond yields are up. Buying new shares at the lower price is called "dollar cost averaging." The Fund takes your new money and invests it for you at higher rates. As for old bonds in the portfolio, the interest being spun off and reinvested right along now buys more Fund shares than if the price were higher. So that if, as, and when--and should the price go up again--you now have that many more shares to go along for the ride and move up in market value. As events have shown, compounding does not protect against fluctuating bond prices and losses in the resale value of your shares. A decline in the value of the underlying bonds in the Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

portfolio could more than offset the positive impact of any gains from compounding. But your thinking when you buy the Fund should be the philosophy of the long haul: dollar cost averaging, plus interest on interest, plus time, may conspire to build growth. If you invest when you have the funds, over the long haul you will hit some markets, you will miss some markets. Your bet is that time and regular investing will smooth out the bumps. No guarantee, just a fighting chance.

      Count The Shares, Give It Time. With automatic dividend reinvestment, every month your shares spin off new shares. And the next month those shares do the same thing. So the number of shares you own accumulates and builds.

      The accumulation of shares by itself is no guarantee of investment success. But it stands to reason that the more shares you have accumulated through reinvestment over time, the bigger the multiplier that will be working for you when you decide to sell.

      So, if you go into a fund and sign up for reinvestment for long term saving goals, don the mantle of the long term saver. When you get your statement every month showing current share value, count the growing number of shares you own, not just price. And give it time. Time is the soulmate of automatic reinvestment--and the best friend a long term saver's got.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             LEBENTHAL FUNDS, INC.
                           LETTER OF INTENT (L.O.I.)

Although I am not obligated to invest and Lebenthal Funds Inc. (the "Fund") is not obligated to sell, it is my intention to invest over a 13-month period (the "L.O.I. Period") in an aggregate amount of shares of the Fund at least equal to that which is checked below, thereby entitling me to the reduced sales load applicable to such aggregate amount.

                                 Sales                                     Sales
   Aggregate Amount              Load        Aggregate Amount              Load

Lebenthal New York Municipal Bond Fund

|_|  $50,000.00 - $99,999.99     4.00%    |_|  $100,000.00 - $249,999.99   3.50%
|_|  $250,000.00 - $499,999.99   2.75%    |_|  $500,000.00 - $999,999.99   2.00%
|_|  $1,000,000.00 and over      0.00%

Lebenthal New Jersey Municipal Bond Fund

|_|  $50,000.00 - $99,999.99     4.00%    |_|  $100,000.00 - $249,999.99   3.50%
|_|  $250,000.00 - $499,999.99   2.75%    |_|  $500,000.00 - $999,999.99   2.00%
|_|  $1,000,000.00 and over      0.00%

Lebenthal Taxable Municipal Bond Fund

|_|  $50,000.00 - $99,999.99     4.00%    |_|  $100,000.00 - $249,999.99   3.50%
|_|  $250,000.00 - $499,999.99   2.75%    |_|  $500,000.00 - $999,999.99   2.00%
|_|  $1,000,000.00 and over      0.00%

I understand that purchases made within the last 90 days will be included as part of my intended investment.

In addition, I understand that a number of shares with a value equal to 4.50% of the dollar amount of intended purchases specified herein will be held in escrow (the "Escrowed Shares") by Lebenthal & Co., Inc. (the "Distributor") until the purchases are completed and that dividends and distributions on the Escrowed Shares will be paid to me. During the escrow period, I grant to the Distributor a security interest in the Escrowed Shares. If the intended purchases are not completed during the L.O.I. Period, I understand that I will be required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request to me by the Distributor, I agree that the Distributor has the right to redeem a sufficient number of Escrowed Shares to effect payment of the amount due. Any remaining Escrowed Shares will be released to my account.

Lebenthal New York Municipal Bond Fund

-----------------------  -----------------------  -----------------  -----------
    Shareholder Name       Authorized Signature     Account Number       Date

Lebenthal New Jersey Municipal Bond Fund

-----------------------  -----------------------  -----------------  -----------
    Shareholder Name       Authorized Signature     Account Number       Date

Lebenthal Taxable Municipal Bond Fund

-----------------------  -----------------------  -----------------  -----------
    Shareholder Name       Authorized Signature     Account Number       Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal years ended November 30, 1997, 1998, 1999 and 2000 have been audited by PricewaterhouseCoopers LLP, Independent Certified Public Accountants, whose report is incorporated by reference into the SAI, and is available upon request. The information for the fiscal year ended November 30, 1996 was audited by other independent auditors, whose reports are incorporated by reference into the Fund's 1996 Annual Report to Shareholders, which is available upon request.



                                                                                   NEW YORK PORTFOLIO
                                                                                 (Class A shares only)
                                                         ------------------------------------------------------------------------
                                                                                 Year Ended November 30,
                                                         ------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
                                                         --------        --------        --------        --------        --------
Per Share Operating Performance:
(for a share outstanding throughout each period)
Net asset value, beginning of period ................    $   7.64        $   8.53        $   8.32        $   8.09        $   7.99
                                                         --------        --------        --------        --------        --------
Income from investment operations:
  Net investment income .............................        0.41            0.41            0.42            0.42            0.41
  Net realized and unrealized gain (loss)
   on investments ...................................        0.28           (0.79)           0.21            0.23            0.10
                                                         --------        --------        --------        --------        --------
  Total from investment operations ..................        0.69           (0.38)           0.63            0.65            0.51
                                                         --------        --------        --------        --------        --------
Less distributions:
  Dividends from net investment income ..............       (0.41)          (0.41)          (0.42)          (0.42)          (0.41)
  Distributions from net realized gain
  on investments ....................................          --           (0.10)             --              --              --
                                                         --------        --------        --------        --------        --------
  Total distributions ...............................       (0.41)          (0.51)          (0.42)          (0.42)          (0.41)
                                                         --------        --------        --------        --------        --------
Net asset value, end of period ......................    $   7.92        $   7.64        $   8.53        $   8.32        $   8.09
                                                         ========        ========        ========        ========        ========
Total Return (without deduction of sales load) ......        9.28%          (4.69)%          7.69%           8.27%           6.63%*
Ratios/Supplemental Data:
Net assets, end of period (000's omitted) ...........    $130,595        $134,857        $147,673        $134,144        $122,611
Ratios to average net assets:
  Expenses ..........................................        0.86%**         0.76%**         0.76%**         0.89%**         1.09%
  Net investment income .............................        5.30%           5.00%           4.92%           5.16%           5.17%
Portfolio turnover ..................................       65.05%          59.91%          66.04%          60.80%          45.92%


----------
* Includes the effect of a capital contribution from the Fund's Manager. Without the capital contribution the total return would have been 6.24%.
**    Includes fees paid indirectly of less than 0.01% of average net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO
                             (Class B Shares only)*
--------------------------------------------------------------------------------


                                                               Year ended November 30,
                                                         ------------------------------------
                                                          2000           1999           1998*
                                                         ------         ------         ------
Per Share Operating Performance:
(for a share outstanding throughout each period)
Net asset value, beginning of period ................    $ 7.64         $ 8.54         $ 8.34
                                                         ------         ------         ------
Income from investment operations:
  Net investment income .............................      0.36           0.34           0.33
  Net realized and unrealized
    gain (loss) on investments ......................      0.28          (0.80)          0.20
                                                         ------         ------         ------
  Total from investment income ......................      0.64          (0.46)          0.53
                                                         ------         ------         ------
Less distributions:
  Dividends from net investment income ..............     (0.36)         (0.34)         (0.33)
  Distributions from net realized gain on investments        --          (0.10)            --
                                                         ------         ------         ------
Total distributions .................................     (0.36)         (0.44)         (0.33)
                                                         ------         ------         ------
Net asset value, end of period ......................    $ 7.92         $ 7.64         $ 8.54
                                                         ======         ======         ======
Total Return (1)
  (without deduction of sales load) .................      8.53%         (5.57)%         6.48%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted) ...........    $4,300         $3,909         $2,801
Ratios to average net assets:
  Expenses**(2) .....................................      1.55%***       1.55%***       1.55%***
  Net investment income (2) .........................      4.60%          4.21%          3.95%
Portfolio turnover ..................................     65.05%          59.91%        66.04%


----------
*     Class commenced operations on December 3, 1997.

** If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 2.38%, 2.38% and 4.58% for the years ended November 30, 2000, 1999 and 1998, respectively.
***   Includes fees paid indirectly of less than 0.01% of average net assets.

(1)   Not annualized for periods less than one year.
(2)   Annualized for periods less than one year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                         NEW JERSEY PORTFOLIO
                                                    -----------------------------------------------------------------
                                                                        Year Ended November 30,
                                                    -----------------------------------------------------------------
                                                     2000          1999          1998          1997             1996
                                                    ------        ------        ------        ------           ------
Per Share Operating Performance:
(for a share outstanding throughout each period)
Net asset value, beginning of period ...........    $ 6.51        $ 7.20        $ 6.97        $ 6.74           $ 6.70
                                                    ------        ------        ------        ------           ------
Income from investment operations:
  Net investment income ........................      0.34          0.34          0.35          0.35             0.36
  Net realized and unrealized gain (loss)
    on investments .............................      0.22         (0.69)         0.23          0.23             0.04
                                                    ------        ------        ------        ------           ------
Total from investment operations ...............      0.56         (0.35)         0.58          0.58             0.40
                                                    ------        ------        ------        ------           ------
Less distributions:
  Dividends from net investment income .........     (0.34)        (0.34)        (0.35)        (0.35)           (0.36)
                                                    ------        ------        ------        ------           ------
  Total distributions ..........................     (0.34)        (0.34)        (0.35)        (0.35)           (0.36)
                                                    ------        ------        ------        ------           ------
Net asset value, end of period .................    $ 6.73        $ 6.51        $ 7.20        $ 6.97           $ 6.74
                                                    ======        ======        ======        ======           ======
Total Return (without deduction of sales load) .      8.92%        (5.07)%        8.47%         8.84%            6.18%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted) ......    $9,192        $8,911        $9,042        $6,122           $5,182
Ratios to average net assets:
  Expenses* ....................................      0.75%**       0.71%**       0.60%**       0.70%**          0.63%**
  Net investment income ........................      5.24%         4.84%         4.87%         5.12%            5.37%
Portfolio turnover .............................     90.39%        52.66%        31.81%        57.19%           28.56%


----------

* If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.60%, 1.45%, 1.60%, 2.57% and 3.20% for the years ended November 30, 2000, 1999, 1998,
      1997, and 1996, respectively.
** Includes fees paid indirectly of 0.01%, 0.01%, 0.02%, 0.02% and 0.03% of average net assets for 2000, 1999, 1998, 1997 and 1996, respectively.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                              TAXABLE PORTFOLIO
                                                      -------------------------------------------------------------------
                                                                            Year Ended November 30,
                                                      -------------------------------------------------------------------
                                                       2000           1999           1998           1997           1996
                                                      -------        -------        -------        -------        -------
Per Share Operating Performance:
  (for a share outstanding throughout each period)
Net asset value, beginning of period .............    $  6.81        $  7.73        $  7.37        $  7.13        $  7.22
                                                      -------        -------        -------        -------        -------
Income from investment operations:
  Net investment income ..........................       0.50           0.49           0.49           0.50           0.52
  Net realized and unrealized gain (loss)
   on investments ................................       0.30          (0.92)          0.36           0.24          (0.09)
                                                      -------        -------        -------        -------        -------
Total from investment operations .................       0.80          (0.43)          0.85           0.74           0.43
                                                      -------        -------        -------        -------        -------
Less distributions:
  Dividends from net investment income ...........      (0.50)         (0.49)         (0.49)         (0.50)         (0.52)
                                                      -------        -------        -------        -------        -------
  Total distributions ............................      (0.50)         (0.49)         (0.49)         (0.50)         (0.52)
                                                      -------        -------        -------        -------        -------
Net asset value, end of period ...................    $  7.11        $  6.81        $  7.73        $  7.37        $  7.13
                                                      =======        =======        =======        =======        =======
Total Return (without deduction of sales load) ...      12.20%         (5.77)%        11.85%         10.89%          6.35%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted) ........    $12,504        $13,487        $17,789        $14,994        $14,607
Ratios to average net assets:
  Expenses* ......................................       0.90%**        0.82%**        0.70%**        0.79%**        0.61%**
  Net investment income ..........................       7.25%          6.71%          6.45%          7.06%          7.34%
Portfolio turnover ...............................      29.26%         21.12%         23.75%         34.52%         44.46%


----------

* If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.37%, 1.15%, 1.15%, 1.42% and 1.63% for the years ended November 30, 2000, 1999, 1998,
      1997 and 1996, respectively.
**    Includes fees paid indirectly of 0.01% of average net assets.


--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
You can get free copies of shareholder reports and the SAI, or request other information and discuss your questions about the Fund by contacting:

                             Lebenthal & Co., Inc.
                                  120 Broadway
                            New York, New York 10271
                                  212-425-6116
                                       or
                      800-221-5822 (outside New York City)
                               www.lebenthal.com
--------------------------------------------------------------------------------

You can review and copy information about the Fund, including the SAI, at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Fund are also available:

      o For a fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.
      o Free from the EDGAR Database on the Securities and Exchange Commission's Website at http://www.sec.gov.
      o By electronic request (after paying a duplicating fee) at the e-mail address publicinfo@sec.gov.

                                                          SEC. File No. 811-6170

--------------------------------------------------------------------------------
LEBENTHAL                                       120 Broadway, New York, NY 10271
FUNDS, INC.                                                         212-425-6116
                                            OUTSIDE NYC TOLL FREE 1-800-221-5822
================================================================================

Lebenthal New York Municipal Bond Fund -- Class A and Class B Shares

Lebenthal New Jersey Municipal Bond Fund

Lebenthal Taxable Municipal Bond Fund


                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 30, 2001

This Statement of Additional Information (SAI) is not a prospectus. It supplements the information contained in the current Prospectus dated March 30, 2001, and should be read in conjunction with the Prospectus. The Prospectus may be obtained from any Participating Organization or by writing or calling the Fund.

Information concerning the Purchase, Redemption and Pricing of Fund Shares is incorporated by reference from the Prospectus. The Fund's financial statements are incorporated by reference from the annual report. The annual report may be obtained, without charge, by writing or calling the Fund at the numbers listed above.


--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

Fund History ..............................................................    2
Description of the Fund and Its Investments and Risks .....................    2
Management of the Fund ....................................................   22
Control Persons and Principal Holders of Securities .......................   23
Investment Advisory and Other Services ....................................   24
Brokerage Allocation and Other Practices ..................................   29
Capital Stock and Other Securities ........................................   29
Purchase, Redemption, and Pricing of Fund Shares ..........................   30
Taxation of the Fund ......................................................   30
Underwriters ..............................................................   34
Calculation of Performance Data ...........................................   34
Financial Statements ......................................................   36
Description of Security Ratings and Notes .................................   37
Taxable Equivalent Yield Tables ...........................................   40
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND HISTORY
--------------------------------------------------------------------------------

The Fund was incorporated on August 17, 1990 in the State of Maryland.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------


The Fund is an open-end management investment company currently consisting of two non-diversified portfolios, the New York Portfolio and the New Jersey Portfolio, and a diversified portfolio, the Taxable Portfolio. The investment objectives of the Portfolios described in this section may not be changed unless approved by the holders of a majority of the outstanding shares of the respective Portfolio that will be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

As non-diversified investment companies, the New York Portfolio and the New Jersey Portfolio are not subject to any statutory restriction under the Investment Company Act of 1940, as amended, (the "1940 Act") with respect to investing their assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. As a diversified investment company, 75% of the assets of the Taxable Portfolio are subject to the following limitations: (i) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (ii) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.


The classification of the Taxable Portfolio as a diversified investment company is a fundamental policy of the Portfolio and may be changed only with the approval of the holders of a majority of such Portfolio's outstanding shares.

The following discussion expands upon the description of the Portfolios' investment objectives, policies and risks in the Prospectus.

DESCRIPTION OF THE PORTFOLIOS' INVESTMENT SECURITIES.

Investment Objectives, Policies and Risks of the New York and New Jersey Portfolios


The New York and New Jersey Portfolios are each municipal bond funds. The New York and New Jersey Portfolios' investment objective is to maximize income exempt from regular Federal income tax and from New York State and New York City personal income taxes, with respect to the New York Portfolio, and from New Jersey gross income tax, with respect to the New Jersey Portfolio, consistent with preservation of capital, with consideration given to opportunities for capital gain. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the New York and New Jersey Portfolios' investment objectives, policies and risks in the Prospectus. The New York and New Jersey Portfolios each provides tax free income that, when reinvested into additional shares of the New York and New Jersey Portfolios, respectively, provides investors growth by increasing the value of their total investment.


The New York and New Jersey Portfolios' assets will be invested primarily in long term investment grade tax-exempt securities issued by or on behalf of the State of New York with respect to the New York Portfolio, and the State of New Jersey, with respect to the New Jersey Portfolio, and other states, Puerto Rico and other United States territories and possessions, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). The average maturity of the Municipal Obligations in which the New York and New Jersey Portfolios will invest is 15-25 years. The New York and New Jersey Portfolios each attempts to invest 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets in securities with remaining maturities of one year or more the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax and from New York State and New York City personal income taxes ("New York Municipal Obligations") with respect to the New York Portfolio, and from New Jersey gross income tax ("New Jersey Municipal Obligations") with respect to the New Jersey Portfolio. The New York and New Jersey Portfolios may each also invest in tax-exempt securities of issuers outside New York State or the State of New Jersey, respectively, if such securities bear interest which is exempt from regular Federal income tax and New York State and City personal income taxes or New Jersey gross income tax, respectively. The New York and New Jersey Portfolios each also reserves the right to invest up to 20% of the value of its net assets in securities, the interest on which is exempt from regular Federal income tax but not New York State and City personal income taxes with respect to the New York Portfolio, and New Jersey gross income tax with respect to the New Jersey Portfolio, and other taxable obligations. Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal bonds to Federal income taxation, existing law excludes such interest from regular Federal income tax. However, such tax-exempt interest may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

subject to the Federal alternative minimum tax, may be purchased by the New York and New Jersey Portfolios without limit. (See "Federal Income Taxes" herein.)


The New York and New Jersey Portfolios will invest principally, without percentage limitations, in tax-exempt securities which on the date of investment are within the four highest credit ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P") (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3, SP-4 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the New York and New Jersey Portfolios appears herein. A description of the credit ratings appears under the heading "Description of Security Ratings and Notes." The New York and New Jersey Portfolios may invest in tax-exempt securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Adviser, it is believed that such securities are of comparable quality.


In unusual circumstances during adverse market conditions, as determined by the Manager, the New York and New Jersey Portfolios may each assume a temporary defensive position in which the New York or New Jersey Portfolio, respectively, may invest up to 100% of the value of its net assets on a temporary basis in securities, the interest on which is exempt from regular Federal income tax, but not New York State and City personal income taxes, with respect to the New York Portfolio, and New Jersey gross income tax, with respect to the New Jersey Portfolio, and in fixed-income securities, the interest on which is subject to regular Federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P, F-1+ by Fitch or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Investment in the Portfolios should be made with an understanding of the risk which an investment in New York Municipal Obligations or New Jersey Municipal Obligations, as the case may be, may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio.

Investment Objectives, Policies and Risks of the Taxable Portfolio

The Taxable Portfolio is a taxable municipal bond fund. The Taxable Portfolio's investment objective is to maximize income consistent with preservation of capital, with consideration given to opportunities for capital gain. No assurance can be given that this objective will be achieved. The following discussion expands upon the description of the Taxable Portfolio's investment objective, policies and risks in the Prospectus.

The Taxable Portfolio's assets will be invested primarily in long term investment grade taxable securities issued by or on behalf of states and municipal governments, other United States territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The average maturity of the Taxable Municipal Obligations in which the Taxable Portfolio will invest is over 10 years. The Taxable Portfolio attempts to invest 100%, and as a matter of fundamental policy invests at least 65%, of the value of its total assets in taxable securities with remaining maturities of one year or more. The interest on the Taxable Municipal Obligations is includable in gross income for federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. (See "Federal Income Taxes" herein.)


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The Taxable Portfolio will invest principally, without percentage limitations, in securities which on the date of investment are within the four highest credit ratings of Moody's (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), S&P (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3, SP-4 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the Taxable Portfolio appears herein. A description of the credit ratings appears under the heading "Description of Security Ratings and Notes." The Taxable Portfolio may invest in securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.



In unusual circumstances during adverse market conditions, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which the Taxable Portfolio may invest up to 100% of the value of its net assets on a temporary basis in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; tax-exempt securities; highly-rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P, F-1+ by Fitch or P-1 by Moody's) and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.


Investment in the Portfolio should be made with an understanding of the risks which an investment in Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Municipal Obligations


(1) Municipal Bonds include long term, and for the Taxable Portfolio, taxable, obligations that are rated Baa or better at the date of purchase by Moody's, or BBB or better by S&P or Fitch or, if not rated, are of comparable quality as determined by Lebenthal Asset Management, Inc. (the "Manager") on the basis of the Manager's credit evaluation of the obligor, or credit enhancement issued in support of the obligation.


      Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

      The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. For example, in some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond. Revenue bonds are secured by tolls, rentals, mortgage payments, tuitions, fees, that is, by earnings. Among the projects financed by revenue bonds are housing projects, turnpikes, hospitals, power plants, airports, colleges, water and sewer systems, resource recovery and solid waste disposal systems--in fact, any municipal enterprise that sustains itself by the sale of a service to the public.

      In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs contained in the New York Portfolio and New Jersey Portfolio is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds, and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal of and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or the other guarantor to meet its financial obligations and, in certain instances, on the pledge of real and personal property as security for payment. If there is no established secondary market for a particular IRB, the IRB or the participation certificates in


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      the IRB purchased by the Portfolios will be supported by letters of credit, guarantees or insurance that meet the quality criteria of the Portfolio and provide a demand feature which may be exercised by the Portfolios at any time to provide liquidity. Shareholders should note that the Portfolios may invest in IRBs acquired in transactions involving a Participating Organization.


(2) Municipal Notes include notes with remaining maturities of one year or less that are rated MIG-1, MIG-2, MIG-3 or MIG-4 at the date of purchase by Moody's; SP-1, SP-2, SP-3 or SP-4 by S&P; or F-1, F-2 or F-3 by Fitch or, if not rated, are of comparable quality as determined by the Board of Directors of the Fund. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.


(3) Municipal Commercial Paper includes commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch or, if not rated, is of comparable quality as determined by the Board of Directors of the Fund. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing, and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the Commercial Paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. These types of municipal leases are considered illiquid and are subject to the 15% limitation on investments in illiquid securities as set forth under "Investment Restrictions" herein.

      Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Portfolios will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.


      The Board of Directors may adopt guidelines and delegate to the Manager of the Portfolios, as the case may be, the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager of the Portfolios, as the case may be, may consider such factors as the frequency of trades for the obligation, the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such leases will be subject to the 15% limitation on investments in illiquid securities.

(5) Each Portfolio may also purchase any other Federal tax-exempt and, where applicable, New York or New Jersey income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in a Portfolio would be consistent with such Portfolio's investment objectives and policies. Subsequent to its purchase by a Portfolio, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such Municipal Obligation by the applicable Portfolio, but the Manager (as defined below) will consider such event in determining whether such Portfolio should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligation or other securities held by such Portfolios are altered due to changes in either the Moody's, S&P or Fitch ratings systems (see "Description of Security Ratings and Notes" herein for an explanation of S&P, Moody and Fitch ratings), the Manager will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus.



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Floating Rate and Variable Rate Securities

The Portfolios may purchase floating rate and variable rate put option securities, or participation interests therein. Floating and variable rate put option securities bear a variable interest rate which generally is determined by the bond remarketing agent based on current market conditions, although certain issuers may set rates using a designated base rate or a specified percentage thereof. The rate of interest used is that rate which would enable the securities to be remarketed. These securities have a put feature which allows the holder to demand payment of the obligation on short notice at par plus accrued interest. Frequently, these securities are backed by letters of credit or similar liquidity facilities provided by banks.

The New York Portfolio and the New Jersey Portfolio may invest in participation interests purchased from banks in variable-rate tax-exempt securities owned by banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that such Portfolio's participation interest bears to the total principal amount of the tax-exempt security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of such Portfolio's participation interest in the tax-exempt security, plus accrued interest. The New York Portfolio and the New Jersey Portfolio intend to exercise the demand under the letter of credit only (i) upon a default under the terms of the documents of the tax-exempt security, (ii) as needed to provide liquidity in order to meet redemptions, or (iii) to maintain the investment quality of the portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments are purchased by the Portfolio.


The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolios, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. The Portfolios will purchase participation interests only if interest income on such interests will be tax-exempt when distributed as dividends to shareholders.


When-Issued Securities

New issues of certain Municipal Obligations are frequently offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Portfolio's commitment to purchase. Although each Portfolio will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, each Portfolio may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in a Portfolio are subject to changes in value. Both generally change in the same way--experiencing appreciation when interest rates decline and depreciation when interest rates rise. These fluctuations in value are based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.

Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A segregated account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established at the respective Portfolio's custodian banks. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. On the settlement date of the when-issued securities, the Portfolio will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

Stand-by Commitments

When each Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by one of the Portfolios with respect to a particular Municipal Obligation held in such Portfolio.

The amount payable to a Portfolio upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Portfolio paid on the acquisition), less any amortized


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market premium or plus an amortized market or original issue discount during the period the Portfolio owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The right of each Portfolio to exercise a stand-by commitment is unconditional and unqualified. A stand-by commitment is not transferable by the Portfolio although it can sell the underlying Municipal Obligation to a third party at any time.

Each Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in each Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment was acquired.

Each Portfolio will enter into stand-by commitments only with banks and other financial institutions that, in the Adviser's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not have a sufficient quality rating, only if the issuer of the stand-by commitment has received a sufficient quality rating from an unaffiliated nationally recognized rating organization or, if not rated, presents a minimal risk of default as determined by the Board of Directors. Each Portfolio's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by such Portfolio that is subject to the commitment.

Each Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit a Portfolio to be fully invested in securities the interest on which, excluding the Taxable Portfolio, is exempt from regular Federal income taxes, while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations, which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by each Portfolio will be valued at zero in determining net asset value. In those cases in which one of the Portfolios paid directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by such Portfolio. Stand-by commitments will not affect the dollar-weighted average maturity of the Portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that each Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by such Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.


In addition, a Portfolio may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from regular Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, a Portfolio will not engage in the purchase of securities subject to stand-by commitments. The New Jersey Portfolio may apply to the New Jersey Division of Taxation for a ruling that income from the stand-by commitments will be exempt from the New Jersey gross income tax.


Taxable Securities

The New York Portfolio and the New Jersey Portfolio will attempt to invest 100% of their net assets in tax-exempt Municipal Obligations. However, if the Manager determines that the Portfolios should assume a temporary defensive position due to adverse market conditions, the New York Portfolio and the New Jersey Portfolio may invest up to 100% of the value of their net assets, in securities of the kind described below, the interest income on which is subject to Federal and New Jersey income tax, respectively. The Taxable Portfolio will attempt to invest 100%, and as a matter of fundamental policy invests at least 65%, of its total assets in Taxable Municipal Obligations.

For purposes of the New York Portfolio and the New Jersey Portfolio, investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA or better by S&P or Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P, P-1 by Moody's or F-1+ by Fitch); and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the


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                                      -7-
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United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. For purposes of the Taxable Portfolio, taxable securities will be substantially in Taxable Municipal Obligations as well as in the securities described in this paragraph.

Repurchase Agreements

Each Portfolio may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Portfolio will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security.

Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by each Portfolio, at all times during the period of the agreements, shall be fully collateralized as follows: (i) the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and (ii) the Portfolio or its custodian shall have possession of the collateral, which the Fund's Board of Directors believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board of Directors believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio.


It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Portfolio. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by such Portfolio exceeds 15% of such Portfolio's net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.


INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to each Portfolio (except where application to only a particular Portfolio is specified) and which may not be changed unless approved by a majority of the outstanding shares of the Portfolio affected by such a change. The Portfolios may not:

(1) Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" of the respective Portfolio or any other form of taxable or Federal tax-exempt investment, where applicable, which meets the Portfolio's quality criteria, as determined by the Board of Directors and which is consistent with the Portfolio's objectives and policies.

(2) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of a Portfolio's total assets, such Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(5) Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.


(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Portfolios will not invest more than an aggregate of 15% of their net assets in a repurchase agreement



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                                      -8-
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      maturing in more than seven days, variable rate demand instruments exercisable in more than seven days and securities that are not readily marketable.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(9) For purposes of the New York Portfolio and the New Jersey Portfolio, purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided there shall be no limitation on the New York Portfolio to purchase New York Municipal Obligations or on the New Jersey Portfolio to purchase New Jersey Municipal Obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity is deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit is considered a separate security and will be treated as an issue of such government, other entity or bank.

(11) Invest in securities of other investment companies, except (i) the Portfolios may purchase unit investment trust securities where such unit investment trusts meet the investment objectives of the Portfolios and then only up to 5% of the Portfolios' net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and
      (ii) with respect to the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio as permitted by Section 12(d) of the 1940 Act.

(12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of such restriction.

NEW YORK RISK FACTORS

This summary is included for the purpose of providing a general description of New York State's (the "State") and New York City's (the "City") credit and financial condition. The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of State and City municipal bonds. The Fund has not independently verified this information.


Economic Trends. Over the long term, the State and the City face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.



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New York City. The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2000 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 2001 and 2002 fiscal years, before discretionary transfers, and budget gaps for each of the 2003, 2004 and 2005 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2001 through 2005 fiscal years (the "2001-2005 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and Federal aid and the impact on City revenues and expenditures of any future Federal or State policies affecting the City.

Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2001 through 2005 contemplates the issuance of $11.4 billion of general obligation bonds and approximately $5.54 billion of bonds (excluding bond anticipation notes) to be issued by the New York City Transitional Finance Authority (the "Finance Authority"). In addition, the Financial Plan anticipates access to approximately $2.4 billion (including the $604 million of bond proceeds received to date) in financing capacity of TSASC, Inc. ("TSASC"), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority ("Water Authority"), Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Finance Authority and TSASC. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans.

For the 2000 fiscal year, the City had an operating surplus of $3.187 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2000 fiscal year is the twentieth consecutive year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

On January 25, 2001, the City released the Financial Plan for the 2001 through 2005 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 15, 2000 (the "June Financial Plan"), as modified in November 2000. The Financial Plan pro-



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jects revenues and expenditures for the 2001 and 2002 fiscal years balanced in accordance with GAAP, and projects gaps of $2.4 billion, $2.5 billion and $2.3 billion for fiscal years 2003 through 2005, respectively.

Changes since the June Financial Plan include: (i) an increase in projected revenues of $950 million, $589 million, $604 million and $696 million in fiscal years 2001 through 2004, respectively, reflecting primarily increases in projected personal income, business and sales tax revenues; (ii) an increase in projected revenues of $323 million and $139 million in fiscal years 2001 and 2002, respectively, due to reductions in proposed tax cuts; (iii) increased pension costs resulting primarily from a cost of living adjustment in pension payments totaling $132 million, $265 million, $380 million and $480 million in fiscal years 2001 through 2004, respectively; (iv) an increase in labor costs totaling $130 million, $220 million, $180 million and $200 million in fiscal years 2001 through 2004, respectively, to reflect the elimination of previously planned savings, partially offset by recently negotiated fringe benefit cost savings; and (v) other net spending increases of $134 million, $340 million, $401 million and $379 million in fiscal years 2001 through 2004, respectively, including increased spending for Medicaid, police, energy, debt service and other agency spending. In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2002 fiscal year and to reduce projected gaps for fiscal years 2003 through 2005. The gap-closing actions for the 2001 through 2005 fiscal years include: (i) additional agency savings and revenue actions totaling $346 million, $692 million, $330 million, $312 million and $312 million for fiscal years 2001 through 2005, respectively;
(ii) State reimbursement for landfill closure costs in fiscal year 2002 totaling $75 million; (iii) additional Federal and State actions of $350 million in each of fiscal years 2002 through 2005; and (iv) the proposed sale of OTB in fiscal year 2002 for $250 million. The Financial Plan includes a proposed discretionary transfer in the 2001 fiscal year of $2.3 billion to pay debt service due in fiscal year 2002 and a proposed discretionary transfer in fiscal year 2002 of $345 million to pay debt service due in fiscal year 2003.

The Financial Plan assumes: (i) collection of projected rent payments for the City's airports, totaling $350 million, $205 million, $140 million and $70 million in the 2002 through 2005 fiscal years, respectively, which depends on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; (ii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; (iii) the annual receipt of $114 million of State payments to a stock transfer tax incentive fund reflected in the Financial Plan as a revenue to the City which was not included in the Governor's Executive Budget;
(iv) the successful completion of the sale of OTB, which will require State legislative approval; and (v) the sale of approximately $150 million of assets. The Financial Plan contains a labor reserve for merit pay wage increases for City employees for two years after their collective bargaining agreements expire, at a cost of $355 million, $750 million, $800 million and $800 million in fiscal years 2001 through 2004, respectively. The Financial Plan does not make any provision for wage increases other than the labor reserve for merit pay increases discussed above. The Financial Plan also reflects a proposed tax reduction program which totals $405 million, $721 million, $1.0 billion and $1.2 billion in fiscal years 2002 through 2005, respectively. This tax reduction program includes elimination of the commercial rent tax over four years; the extension of current tax reductions for owners of cooperative and condominium apartments; an earned income tax credit; a credit against the personal income tax for resident owners of Subchapter S corporations; repeal of the $2 hotel tax; elimination of the sales tax on clothing and footwear; and a 10% reduction in business taxes, each of which requires approval by the State legislature and/or the City Council.

It can be expected that the Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2001, and that there will be proposals to increase spending. Accordingly, the Financial Plan may be changed by the time the budget for fiscal year 2002 is adopted. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2001 through 2005 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of City agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.



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Although the City has maintained balanced budgets in each of its last twenty fiscal years and is projected to achieve balanced operating results for the 2001 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

On September 13, 2000, Standard & Poor's revised its rating of City bonds upward to A. Moody's rating of City bonds was revised in August 2000 to A2 from A3. On March 8, 1999, Fitch revised its rating of City bonds upward to A from A- and on September 15, 2000, Fitch revised its rating to A+. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligation bonds A2, A and A+, respectively.

New York State and its Authorities. The State Financial Plan projects balance on a cash-basis for the 2000-2001 fiscal year, with a closing balance in the General Fund of $1.4 billion. The Governor's Executive Budget projects balance on a cash basis for the 2001-2002 fiscal year, with a closing balance in the General Fund of $2.3 billion, including a projected reserve of $1.3 billion to mitigate the impact in future years of a potential national economic slowdown. The Legislature and the State Comptroller will review the Governor's Executive Budget and are expected to comment on it. There can be no assurance that the Legislature will enact the Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget. Depending on the amount of State aid provided to localities, the City might be required to make changes in its Financial Plan.

The State Financial Plan contains projections of a potential imbalance in the 2002-2003 fiscal year of $2.5 billion and in the 2003-2004 fiscal year of $2.9 billion, assuming implementation of the 2001-2002 Executive Budget recommendations. The current gap projections do not count on the use of any of the proposed $1.3 billion reserve fund in either 2002-2003 or 2003-2004, and include no new collective bargaining costs after the current labor contracts expire in 2003. In addition, the third quarterly update to the State's Annual Information Statement (the "Update") describes risks relating to a slowing economy and litigation against the State.

According to the Update, the State revised the cash-basis 2000-01 State Financial Plan on January 16, 2001, with the release of the 2001-02 Executive Budget. The State Division of the Budget ("DOB") now expects the State to close the 2000-01 fiscal year with an available cash surplus of $1.36 billion in the General Fund. The projected surplus as reported by DOB results from $1.71 billion in higher projected receipts, reduced in part by $346 million in higher estimated disbursements compared to the Mid-Year update. DOB revised its projected receipts and disbursements based on a review of actual operating results through December 2000, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the fiscal year.

DOB projects a closing balance in the General Fund of $1.14 billion in 2000-01. The balance is comprised of $627 million in the Tax Stabilization Reserve after an $80 million deposit in 2000-01; $338 million in the Community Projects Fund, which pays for Legislative initiatives; $150 million in the Contingency Reserve Fund; and $29 million in the Universal Pre-Kindergarten Fund.

In addition to the General Fund closing balance of $1.14 billion, the State will have a projected $1.85 billion in the tax refund reserve account at the end of 2000-01. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $1.85 billion is comprised of $1.28 billion from the 2000-01 surplus, $521 million from LGAC that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year, and $49 million in other funds designated to pay other tax refunds. The closing balance also excludes $1.2 billion in the School Tax Relief (STAR) Special Revenue Fund (for future STAR payments) and $250 million in the Debt Reduction Reserve Fund (for 2001-02 Debt Reduction).

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation, continued foreign competition or a sustained economic downturn, may have more significant adverse effects on employment than expected. The 2000-01 Financial Plan is also necessarily based upon forecasts of national and State economic activity. The DOB believes that its projections of receipts and disbursements relating to the 2000-01 Financial Plan, and the assumptions on which they are based, are reasonable, however, actual results could differ materially and adversely from these projections.

Standard & Poor's rates the State's general obligation bonds AA, and Moody's rates the State's general obligation bonds A2. On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA.



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Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2000 amounted to approximately $3.5 billion.

NEW JERSEY RISK FACTORS

The following represents special considerations regarding investment in New Jersey State-Specific Obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

State Finance/Economic Information. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

During the past decade, New Jersey's job growth has been concentrated in five major "growth clusters": health, high technology, logistics, financial services and entertainment. With strong labor market conditions, New Jersey's personal income increased at a pace of 5.4% percent in 2000, substantially stronger than the 4% rate in 1999. The strong economy also led to a retail sales growth of almost 9.0%, just slightly lower than the 1999 rate. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durables. In 2000, home building decreased slightly from the level of 1999 which was an 11 year high.

The New Jersey outlook is based largely on expected national economic performance and on recent New Jersey strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey's workforce, and maintaining a competitive business environment. Investments in each of these policy areas are seen as critical to maintaining the long-term health of New Jersey's economy.

New Jersey's Budget and Appropriation System. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1997 was $280.5 million, for fiscal year 1998 was $228.2 million and for fiscal year 1999 was 276.1 million. For fiscal year 2000, the balance in the undesignated General Fund is estimated to be $187.7 million. The estimated balance for fiscal year 2001 is $101.3 million. Such estimates for fiscal year 2000 and 2001 reflect the amounts contained in the Fiscal Year 2001 Appropriations Act, P.L. 2000, C. 53. The fund balances are available for appropriation in succeeding fiscal years.

During the course of the fiscal year, the Governor may take steps to reduce New Jersey expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that New Jersey does not incur a deficit. Under the New Jersey Constitution, no supplemental appropriation may be enacted after adoption of an appropriation act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

General Obligation Bonds. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to pay the debt fully.

The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2000 was $3,790,569,598. The recommended appropriation for the debt service obligation on outstanding projected indebtedness is $529.4 million for fiscal year 2002.

In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2002 the amount appropriated for this purpose is $1,177.3 million.

Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collec-



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tion and disbursement of the General Fund and Property Tax Relief Fund revenues.
On October 2, 2000, New Jersey issued $700,000,000 of its notes for fiscal year 2001. Such notes will mature by June 15, 2001. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund and are legally available for such payment.

"Moral Obligation" Financing. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2000, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $709,391,414.75 and maximum annual debt service subject to "moral obligation" is $86,778,038.63.

New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.

South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the "Port Corporation") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1997 through 2000, New Jersey has made appropriations totaling $53,036,261.14 which covered deficiencies in revenues of the Port Corporation for debt service.

Higher Education Student Assistance Authority. The Higher Education Student Assistance Authority ("HESAA"), the successor to the Higher Education Assistance Authority pursuant to legislation enacted March, 1999, has not had a revenue deficiency which required New Jersey to appropriate funds to meet its "moral obligation". It is anticipated that the HESAA's revenues will be sufficient to cover debt service on its bonds.

Obligations Guaranteed by New Jersey. The New Jersey Sports and Exposition Authority ("NJSEA") has issued New Jersey guaranteed bonds of which $86,070,000 were outstanding as of June 30, 2000. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. However, see the caption "Litigation" for a discussion of Lonegan, et al. v. State of New Jersey, et al., challenging the constitutionality of various State statutes that authorize the issuance by various State authorities and instrumentalities of bonds secured by payments from the State that are subject to annual appropriation by the New Jersey Legislature.

New Jersey Economic Development Authority. Pursuant to legislation, the New Jersey Economic Development Authority ("EDA") has been authorized to issue Economic Recovery Bonds, New Jersey Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted during 1992 to finance various economic development purposes. Pursuant to that legislation, the EDA and the New Jersey Treasurer entered into an agreement through which the EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey subject to appropriation by the New Jersey Legislature.

The New Jersey Pension Funding Bonds have been issued pursuant to legislation enacted in June 1997 to pay a portion of New Jersey's unfunded accrued pension liability for its retirement system, which together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the unfunded accrued pension liability.



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The Market Transition Facility Bonds have been issued pursuant to legislation enacted in June 1994 to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis.

In addition, New Jersey has entered into a number of leases with the EDA relating to the financing of certain real property, office buildings and equipment for (i) the New Jersey Performing Arts Center; (ii) Liberty State Park in the City of Jersey City; (iii) various office buildings located in Trenton known as the Trenton Office Complex; (iv) a facility located in Trenton; and (v) certain energy saving equipment installed in various New Jersey office buildings. The rental payments required to be made by New Jersey under these lease agreements are sufficient to pay debt service on the bonds issued by the EDA to finance the acquisition and construction of such projects and other amounts payable to the EDA, including certain administrative expenses of the EDA.

Legislation enacted in July 2000 authorizes the EDA to issue bonds to finance New Jersey's share of costs for school facility construction projects. Debt service on the bonds will be paid pursuant to a contract between the EDA and the New Jersey Treasurer. The principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects.

New Jersey Building Authority. Legislation enacted in 1981 established the New Jersey Building Authority ("NJBA") to undertake the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. The NJBA finances the cost of such projects through the issuance of bonds, the payment of debt service on which is made pursuant to a lease between the NJBA and New Jersey.

New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds pursuant to five separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education; (iv) capital projects at county colleges and (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities.

New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer (the "NJSEA State Contract"). Pursuant to the NJSEA State Contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

State Transportation System Bonds. In July 1994, New Jersey created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of New Jersey pursuant to the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. Pursuant to the TTFA Act, as amended, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The debt issued by the TTFA are special obligations of the TTFA payable from a contract among the TTFA, the New Jersey Treasurer and the Commissioner of Transportation.

New Jersey Transit Corporation Hudson-Bergen Light Rail Transit System. The TTFA has entered into a Standby Deficiency Agreement (the "Standby Deficiency Agreement") with the trustee for grant anticipation notes (the "GANS") issued by New Jersey Transit Corporation ("NJT") for the financing of the construction of the Hudson-Bergen Light Rail Transit System. The GANS were defeased on September 27, 2000 by the issuance of NJT's Capital Grant Anticipation Notes, Series 2000A (the "CGANS"), which are payable solely from certain federal grant monies. The Standby Deficiency Agreement terminated upon defeasance of the CGANS.

Garden State Preservation Trust. In July 1999, the State established the Garden State Preservation Trust ("GSPT"), an instrumentality of New Jersey, pursuant to the Garden State Preservation Trust Act (the "GSPT Act") for the purpose of preserving open space of farmland and historic properties. Pursuant to the GSPT Act, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 2, 2009, only refunding bonds can be issued. The debt to be issued by the GSPT will be special obligations of the GSPT payable from contracts to be entered into among the GSPT, the New Jersey Treasurer, the Department of Environmental Protection, the New Jersey Agriculture Development Committee and the New Jersey Historic Trust. To date, no debt has been issued by the GSPT under the GSPT Act.

State of New Jersey Certificates of Participation. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey.



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Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws. Legislation adopted in 1997 authorized the New Jersey Education Facilities Authority to issue its obligations to finance county college capital facilities which are secured in whole or in part by an Agreement.

Community Mental Health Loan Program. The EDA issues revenue bonds from time to time on behalf of non-profit community mental health service providers. The payment of debt service on these revenue bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between the State Department of Human Services and these providers. The contracts have one year terms, subject to annual renewal.

Line of Credit for Equipment Purchases. New Jersey finances the acquisition of certain equipment, services and real property to be used by various New Jersey departments through a line of credit.

State Pension Funding Bonds. Legislation enacted in June 1997 authorizes the EDA to issue bonds, notes or other obligations for the purpose of financing in full or in part the unfunded accrued pension liability for New Jersey's seven retirement plans. On June 20, 1997, the EDA issued bonds pursuant to this legislation (the "Pension Bonds") and $2.75 billion from the proceeds of the Pension Bonds were deposited into New Jersey's retirement systems. As a result of the funding from the proceeds of the Pension Bonds and the change in the asset valuation method authorized by Chapter 115, Laws of 1997, enacted by the New Jersey Legislature, full funding of the unfunded accrued pension liability under each of New Jersey's retirement systems was achieved.

Conduit Issues. Certain State agencies and authorities are authorized to issue debt on behalf of various private entities on a conduit basis. Under such circumstances, neither the State agency or authority acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.

Municipal Finance. New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey State Department of Community Affairs.

Counties and Municipalities. The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases



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in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other New Jersey or federal mandates; appropriations of private and public dedicated funds; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5 percent of the equalized valuation basis in the case of municipalities and 2 percent of the equalized valuation basis in the case of counties.

School Districts. New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey supervision of school finance closely parallels that of local governments.

All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.

The New Jersey Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, on October 4, 1989, the New Jersey Board of Education ordered the creation of a State-operated school district in the city of Jersey City. Similarly, on August 7, 1991, the New Jersey Board of Education ordered the creation of a State-operated school district in the City of Paterson, and on July 5, 1995 the creation of a State-operated school district in the City of Newark.

School Budgets. In every school district having a board of school estimate, the board of school estimate examines the budget request and fixes the appropriate amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the New Jersey Commissioner of Education (the "Commissioner") to request changes.

In a Type II school district without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has until May 19 in any year to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify any amount determined by the board of education to be necessary, the board of education may appeal the action to the Commissioner.

The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to



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raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commissioner only if the Commissioner determines that additional funds are required to provide a thorough and efficient education.

In State-operated school districts the New Jersey District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the State-operated district. Any difference between the amount which the Director certifies and the total amount of local revenues required by the budget approved by the Commissioner is to be paid by New Jersey in the fiscal year in which the expenditure is made subject to the availability of appropriations.

School District Bonds. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Municipal Finance" and "Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4 percent of the average equalized valuation basis on the constituent municipality. In certain cases involving school districts in cities with populations exceeding 150,000, the debt limit is 8 percent of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6 percent of the aforesaid average equalized valuation.

School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

All authorizations of debt must be reported to the Division by a supplemental debt statement prior to final approval.

School District Lease Purchase Financings. In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A:20-4.2(f) (the "Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. Lease purchase agreements not in excess of five years require either the approval of the Commissioner, the voters or the board of school estimate, as applicable. The Commissioner will approve the lease purchase agreement only upon a demonstration by the district that the lease purchase payments and any operating expenses related thereto can be included within the district's net budget spending growth limitation and will not result in the need for approval by the voters or the board of school estimate, as appropriate, of additional spending proposals to maintain existing instructional programs and extracurricular activities. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. A school district may, without the prior approval of the Commissioner, also acquire equipment through a lease purchase agreement not in excess of 5 years provided the amount of the first installment and each subsequent installment for the lease purchase payments is included in the budget that is approved by the voters or the board of school estimate, as appropriate.



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Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39)
which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2000, the aggregate amount of school district and municipal qualified bonds outstanding is $313,045,900 and $815,082,461, respectively.

New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund. New Jersey provides support of certain bonds of counties, municipalities and school districts through various statutes.

Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by local units, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director of the Division reviews and approves annual budgets of authorities and special districts.

Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.

Pollution Control Bonds. In the 1970's, the State Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within the State that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that the State's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within the State. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within the State remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue.



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Litigation. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $90,972,000 for tort and medical malpractice claims pending as of June 30, 2000. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

Other lawsuits presently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure include the following:

Interfaith Community Organization v. Shinn et al., a suit filed by a coalition of churches and church leaders in Hudson County against the Governor, the Commissioners of the New Jersey Department of Environmental Protection (the "DEP") and the Department of Health and Senior Services, concerning chromium contamination in Liberty State Park in Jersey City. On March 2, 1999, the federal district court entered an order for a preliminary injunction which requires the DEP to fence in certain areas of Liberty State Park, requires no mitigation work beyond that which the DEP has nearly completed as part of the Green Park development in that area and denies the plaintiff's motion for preliminary injunctive relief in other areas of Liberty State Park.

American Trucking Associations, Inc. and Tri-State Motor Transit Co. v. State of New Jersey, challenging the constitutionality of annual hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection, seeking permanent injunction enjoining future collection of fees and refund of all renewal fees, fines and penalties collected. On October 2, 1997 oral argument was conducted on the parties' cross-motions for summary judgement in the Tax Court. No decision on the cross-motions has been rendered to date.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbot v. Burke, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs and to upgrade school facilities. The Buena school districts are seeking to be treated as special needs districts and to receive parity funding with Abbot school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an educational equivalent to that being provided in the Abbot districts. Similar complaints have been filed individually by the school districts of Dover and Pennsville and are presently pending before the Commissioner of Education. On February 24, 2000, the matter was transferred to the Office of Administrative Law for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act. Administrative hearings are ongoing.

Abbot District's Early Childhood Plan Appeals. Thirteen Abbot Districts have filed petitions of appeal with the Commissioner concerning the Department of Education's letters regarding such District's early childhood programs developed in response to the Court's decision in Abbot v. Burke. The matters were transmitted to the Office of Administrative Law for further proceedings. To date, eleven of the original districts that filed petitions remain active (two withdrew their petitions). Additionally, the Education Law Center has filed petitions on behalf of the students in the state-operated schools of Newark, Jersey City and Paterson as well as the students of West New York. Six districts filed appeals with the Commissioner of Education which were transferred to the Office of Administrative Law regarding supplemental programs. Of the six districts, four districts have settled and/or withdrawn their petitions for the 1999/2000 school year. Five districts filed petitions of appeal of the Department of Education's decision on the district's early childhood programs for the 2000/2001 school year. Also, seven districts have filed petitions of appeal of the amount of additional Abbot New Jersey aid that each district was awarded. Out of seven districts, one district has withdrawn its petition.



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Verner Stabaus, et al. v. State of New Jersey, et al. Plaintiffs, 25 middle income school districts, have filed a complaint alleging that New Jersey's system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education. One June 23, 1998, plaintiffs filed an amended complaint removing one and adding eighteen school district plaintiffs. On January 31, 2000 an order was entered granting the defendants' motion to dismiss. On March 8, 2000, the districts filed a notice of appeal.

Affiliated FM Insurance Company v. State of New Jersey et al., an action by certain members of the New Jersey Property-Liability Insurance Guaranty Association challenging the constitutionality of assessments used for the Market Transition Fund and seeking repayment of assessments paid since 1990. New Jersey is vigorously defending this action which on August 7, 1998 was transferred to the Appellate Division as an appeal from final agency action.

Cleary v. Waldman, the plaintiffs claim that the Medicare Catastrophic Coverage Act, providing funds to spouses of institutionalized individuals sufficient funds to live in the community, requires that a certain system be used to provide the funds and another system is being used instead. Plaintiffs motion for a preliminary injunction was denied and is being appealed. Subsequently, plaintiffs filed for class certification which was granted. On February 8, 1999, the Third Circuit court of Appeals affirmed the District court's decision, concluding the federal statute allowed States discretion to employ either methodology. Plaintiffs' petition for certiorari to the United States Supreme Court was denied. On August 21, 2000, the district court denied plaintiffs' motion for summary judgement, granted New Jersey's cross motion for summary judgment, and granted defendant-intervenors' cross motion to dismiss.

United Hospitals v. State of New Jersey and William Waldman, 19 New Jersey hospitals are challenging the Medicaid reimbursements made since February 1995 claiming that New Jersey failed to comply with certain federal requirements, the reimbursement regulations are arbitrary, capricious and unreasonable, rates were incorrectly calculated, the hospitals were denied due process, the Medicaid reimbursement provisions violate the New Jersey Constitution, and Medicaid State Plan was violated by the New Jersey Department of Human Services implementation of hospital rates since 1995.

United Healthcare System, Inc. v. Fishman and Guhl. This Chapter 11 case commenced in 1997 when United Hospital closed. United seeks to expunge proofs of claim filed in the Chapter 11 case by the Department of Health and Senior Services and the Department of Human Services. United moreover asserts claims for turnover of the property of the debtor's estate and declaratory relief. United wants the bankruptcy court to take jurisdiction of and decide Medicaid reimbursement matters pending in New Jersey state administrative proceedings or on appeal in the New Jersey appellate courts. The court granted New Jersey's motion to dismiss. United filed a motion for reconsideration.

Camden County Energy Recovery Associates v. New Jersey Department of Environmental Protection, Board of Chosen Freeholders of the County of Camden et al., the plaintiff owns and operates a resource facility in Camden County and has filed suit seeking to have the solid waste reprocurement process halted to clarify bid specification. The court did not halt the bid process but did require clarifications. Co-defendant Pollution Control Financing Authority of Camden County (the "PCFA") counterclaimed, seeking reformation of the contract between it and the plaintiff and cross-claimed against New Jersey for contribution and indemnification. New Jersey has filed motions to dismiss the complaint and a cross-claim. On April 7, 1999 the Appellate Division ruled in favor of New Jersey and ordered the trial court to dismiss all claims and cross-claims against New Jersey. The Camden County Energy Recovery Associates, the County of Camden and the PCFA have filed motions for leave to appeal to the Supreme Court of New Jersey. The New Jersey Supreme Court granted leave to appeal this case. The matter has been fully briefed and the parties are awaiting oral argument.

Sojourner A. et al. v. Dept. of Human Services. The plaintiffs in this action filed a complaint and motion for preliminary injunction, seeking damages and declaratory and injunctive relief overturning, on New Jersey Constitutional grounds, the "family cap" provisions of the New Jersey Work First New Jersey Act N.J.S.A. 44:10-1 et seq. On August 30, 2000, the trial court granted summary judgement in favor of the State defendants. Plaintiffs intend to appeal the dismissal and New Jersey intends to vigorously defend this matter.

Zurbrugg Hospital et al v. Fishman; Rancocas Hospital et al. v. Fishman; St. Francis Medical Center et al. v. Fishman and Solaris Health System v. Fishman. These cases represent challenges by various hospitals to the $10 per adjusted hospital admission charges imposed by N.J.S.A. 26:2H-18.57. Most of the fees in controversy have been paid by hospitals pending the outcome of the appeal pursuant to agreements with the Department of Health and Senior Service. The Appellate Division upheld the $10 per adjusted admission charges and affirmed the payment demand and rejected the hospitals' claims that the assessment constituted a special law relating to taxation or a violation of the hospitals' equal protection rights. The New Jersey Supreme Court denied the hospitals' petition for certification.

Charlie and Nadine H. v. Christine Todd Whitman, a class action suit filed by Children's Rights Inc. against the Governor, the Commissioner of the Department of Human Services and Charles Venti, Director of the Division of Youth and Family Services alleging their systemic failures to protect the plaintiff class and furnish legally required services to the children and their families and that the alleged failures violate the United States Constitution, federal statutes and federal common



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


law. The State has filed a motion to dismiss, which was decided on January 27, 2000. Most of the causes of action were dismissed. The trial judge denied plaintiffs' motion seeking to appeal the decision. Plaintiffs' motion for class certification was dismissed without prejudice and plaintiffs were ordered to file an amended complaint.

East Cape May Associates v. NJ Dept. of Environmental Protection, the plaintiff claims that it is entitled to damages for a taking of its property without just compensation. The property is approximately 80 acres of freshwater wetlands in Cape May, New Jersey. The Appellate Division held that DEP could avoid liability by approving development on the property under the Freshwater Wetlands Protection Act and remanded the case for a determination of whether the property included 100 acres already developed. On remand, the trial court ruled that the "property" did not include those 100 acres and that DEP could not approve development of the 80 remaining acres without adopting rules. Since DEP had not adopted rules, the trial court held that DEP's development offer was ineffective and DEP was liable for a taking of the property. New Jersey has filed an appeal of the trial court's decision and East Cape May Associates file a cross-appeal. The matter has been fully briefed and the parties are awaiting oral argument.

Brown v. State, Dept. of Treasury, Div. of Pensions & Benefits, Plaintiff seeks to represent a class of persons who received retirement benefits under the Police & Firemen Retirement System. Plaintiff seeks to challenge on statutory and constitutional grounds their omission from legislation that provided enhanced retirement benefits only to these people who retired after April 1, 1991. The trial court denied New Jersey's motion to dismiss and transferred the counts seeking a declaration regarding the tax statutes to the New Jersey Tax Court.

In addition to lawsuits presently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure, Lonegan, et al. v. State of New Jersey, et al. has been filed, challenging the constitutionality of various State statutes (collectively, the "State Contract Statutes") which authorize the issuance by various State authorities and instrumentalities of bonds (the "State Contract Bonds") that are payable from amounts to be paid by the State Treasurer, subject to annual appropriation by the State Legislature, under a contract with such authority or instrumentality. The lawsuit was filed on December 28, 2000 in the Superior Court of Bergen County seeking a judgment declaring the State Contract Statutes unconstitutional under the Constitution of the State of New Jersey (the "State Constitution"). The plaintiffs alleged that the issuance of State Contract Bonds contemplated by the State Contract Statutes involved the issuance of State debt without prior voter approval, in violation of the Debt Limitation Clause of the State Constitution, Article II, Sec. 2, Para. 3. On January 24, 2001, the Superior Court ruled in favor of the State and the named State authorities and instrumentalities (collectively, the "State Parties") by granting the State Parties' motion for summary judgment and dismissing the complaint and upholding the constitutionality of the State Contract Statutes under the State Constitution. The judge specifically found that the issuance of State Contract Bonds pursuant to the State Contract Statutes does not create a debt of the State. On January 29, 2001, the Superior Court entered an order dismissing the complaint in its entirety, and granting summary judgment in favor of the State Parties. On February 5, 2001, the plaintiffs filed a Notice of Appeal with the Superior Court, Appellate Division. On February 20, 2001, the State Parties petitioned the New Jersey Supreme Court for direct certification of the Superior Court decision. On February 22, 2001, the New Jersey Supreme Court denied direct certification, but ordered an accelerated briefing and argument schedule in the Appellate Division. Accordingly, the appeal from the Superior Court decision will be heard by the Appellate Division, which has scheduled a March 23, 2001 return date for plaintiffs briefs, an April 20, 2001 return date for the State Parties' briefs, and oral arguments on May 21, 2001.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Lebenthal Asset Management, Inc. (the "Manager") to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of the Manager or employees of the Manager or its affiliates.

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. James A. Lebenthal may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with the Manager. Unless otherwise stated, the address for each individual is 120 Broadway, New York, New York 10271.

James A. Lebenthal, 72 - Chairman of the Board and Director of the Fund, has been Chairman and Director of Lebenthal & Co., Inc. since 1978, Chairman and Director of the Manager since 1994, President of Lebenthal, The Ad Agency, Inc. since 1978, and Chairman of Lebenthal, The Insurance Agency.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Victor Chang, 62 - Director of the Fund, formed Victor Chang Associates and V.C. Management Co., Inc. in 1980 and is President of both organizations which are in the business of providing financial analysis and economic consulting. His address is 30 Broad Street, New York, New York 10004.

Robert R. Godfrey, 51 - Director of the Fund, is founder and Chairman since March, 1995 of N/W Capital, Inc., a principal and financial advisory firm. Prior to that he was Executive Vice President of MBIA, Inc. and its predecessor organization from December 1985 until March 1995. His address is 1177 High Ridge Road, Stamford, CT 06905.

Alexandra Lebenthal, 37 - President of the Fund, President of Lebenthal & Co., Inc. since 1995, and President of Lebenthal, The Insurance Agency. Ms. Lebenthal was affiliated with Kidder Peabody from 1986 to 1988 where she worked in the unit investment trust department and the municipal institutional sales department. She graduated from Princeton University in 1986 with a B.A. in U.S. History. Ms. Lebenthal is the daughter of James A. Lebenthal.

James E. McGrath, 49 - Treasurer of the Fund, has been Senior Vice President of Lebenthal & Co., Inc. since 1990 and a director since 1994, and Executive Vice President and Director of the Manager since 1995. Mr. McGrath was a Senior Vice President of Kidder Peabody where he was affiliated since 1968.

Gregory Serbe, 55 - Secretary of the Fund, has been employed by the Manager since 1997, and is currently Executive Vice President and Chief Operating Officer. As of April 1, 2001, Mr. Serbe is also the Senior Portfolio Manager for the Fund. From 1998-1999, Mr. Serbe was Managing Director and then Senior Managing Director of the Manager and from 1997-1998, Mr. Serbe was employed by Lebenthal & Co., Inc. as a personal account executive. From 1983-1996, Mr. Serbe was affiliated with Mitchell Hutchins Asset Management Inc., ultimately as Managing Director of all municipal securities.

The table below illustrates that the Portfolios paid an aggregate remuneration of $8,000 to their disinterested directors with respect to the period ended November 30, 2000, pursuant to the terms of the Management Contract (see "Investment Advisory and Other Services" herein).


                               COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------
                      Aggregate                Pension or
                      Compensation From        Retirement Benefits   Estimated Annual  Total Compensation
Name of Person,       Registrant for Fiscal    Accrued as Part of    Benefits Upon     From Fund Complex
Position              Year                     Fund Expenses         Retirement        Paid to Directors*
---------------------------------------------------------------------------------------------------------
Victor Chang,
Director                    $4,000                     0                    0               $4,000

Robert F. Godfrey,
Director                    $4,000                     0                    0               $4,000


----------
* The total compensation paid to such persons by the Fund for the fiscal year ending November 30, 2000. The Fund Complex consists of the three Portfolios of the Fund.


                                 CODE OF ETHICS


The Fund, the Manager and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (the "Code"). The Code restricts the personal investing activities of certain Access Persons and others, as defined in the Code. The primary purpose of the Code is to ensure that these investing activities do not disadvantage the Fund. Such Access Persons are generally required to preclear security transactions with the Manager or his designee and to report all transactions on a regular basis. The Compliance Officer or his designee has the responsibility for interpreting the provisions of the Code, for adopting and implementing procedures for the enforcement of the provisions of the Code, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Fund, the Manager and the Distributor have developed procedures for administration of the Code.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


On February 28, 2001 there were 16,868,786; 562,579; 1,429,082 and 1,718,831 shares of the New York-Class A Portfolio, New York-Class B Portfolio, New Jersey Portfolio, and Taxable Portfolio outstanding, respectively. As of February



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


28, 2001, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of February 28, 2001:

Name and Address                            % of Class       Nature of Ownership
--------------------------------------------------------------------------------
Lebenthal New York Class B Shares

Roman Michalowski & Bozena Michalowski
c/o Lebenthal & Co., Inc
120 Broadway
New York, NY 10271                              5%            Beneficial/Record

Munir Nader
Barbara Nader
c/o Lebenthal & Co., Inc
120 Broadway
New York, NY 10271                              5%            Benefical/Record

Lebenthal New Jersey Municipal Bond Fund

Harold A. Golle
c/o Lebenthal & Co., Inc
120 Broadway
New York, NY 10271                              5%                 Record

Lebenthal Taxable Municipal Bond Fund

Barouh Eaton Allen Co.
c/o Lebenthal & Co., Inc
120 Broadway
New York, NY 10271                              12%                Record


INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------


The Manager of the Fund is Lebenthal Asset Management, Inc. The Manager, with its principal office at 120 Broadway, New York, New York 10271, is a wholly owned subsidiary of Lebenthal & Co., Inc. The Manager is a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers. James A. Lebenthal, Chairman and Director of the Manager, is a "controlling person" of the Manager. The Manager was as of November 30, 2000, manager, advisor or supervisor with respect to assets aggregating in excess of $238 million.


Pursuant to the Management Contracts, the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. For its services under the Management Contracts, the Manager is entitled to receive a management fee for its services, calculated daily and payable monthly, equal to .25% of each of the Portfolios' average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million and .20% of such assets in excess of $100 million. The Manager may, at its discretion, waive all or a portion of its fees under each Management Agreement. There can be no assurance that such fees will be waived in the future.


The Management Contracts for each Portfolio were most recently approved by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Distributor, on July 27, 2000 for the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio. The Management Contracts for each Portfolio were approved by a majority of each of the Portfolio's shareholders at a meeting held on August 9, 1994.

The Management Contract for each Portfolio has a term which extends to July 31, 2001, and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of each of the Portfolio's outstanding voting securities or by its Board of Directors. In either case, a majority of the directors, who are not parties to the Management Contracts or interested persons of any such party, must cast votes in person at a meeting for the purpose of voting on such matter.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Management Contract for each Portfolio is terminable without penalty by such Portfolio on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Management Contract for each Portfolio provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


                            FEES PAID TO THE MANAGER
--------------------------------------------------------------------------------
                                             Fiscal Year Ended November 30,
Portfolio                                 2000           1999           1998
--------------------------------------------------------------------------------
New York
   Gross Fee earned pursuant to
      Management Contract             $    304,083   $    333,175   $    327,319
   Management fee reimbursed                    --             --         21,825
                                      ------------------------------------------
   Net Fee paid to Manager            $    304,083   $    333,175   $    305,494

   Net Assets                         $134,894,794   $138,766,216   $150,473,736

New Jersey
   Gross Fee earned pursuant to
      Management Contract             $     21,609   $     23,475   $     19,473
   Management fee reimbursed                21,609         23,475         19,473
                                      ------------------------------------------
   Net Fee paid to Manager                      --             --             --

   Net Assets                         $  9,191,538   $  8,910,564   $  9,042,143

Taxable
   Gross Fee earned pursuant to
      Management Contract             $     31,775   $     39,370   $     40,186
   Management fee reimbursed                26,727         11,652         31,797
                                      ------------------------------------------
   Net Fee paid to Manager            $      5,048   $     27,718   $      8,389

   Net Assets                         $ 12,504,055   $ 13,486,635   $ 17,789,079

Expense Limitation


The Manager has agreed to reimburse the New Jersey Portfolio and the Taxable Portfolio for their expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which such Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, a Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse a Portfolio for its excess expenses as described above, such Portfolio has, under its respective Management Contract, confirmed its obligation for payment of all its other expenses, including taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, costs and expenses of fund bookkeeping agent, auditing and legal expenses, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, or the Administrator, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, the fees payable to the Manager under the Management Contract, the fees payable to the Distributor under the Distribution Agreement and Shareholder Servicing Agreement (where applicable) and the fees payable to the Administrator under the Administration Agreement.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. A Portfolio's expenses for employees and for such services are among


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the expenses subject to the expense limitation described above. As a result of the recent passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.

Administrator


The Fund's Administrator is State Street Bank and Trust Company (the "Administrator"), a Massachusetts trust company, which has its principal office at 225 Franklin Street, Boston, Massachusetts 02111. The Administrator also serves as administrator of other mutual funds.

Pursuant to the Administration Agreement, the Administrator provides all administrative services reasonably necessary for each Portfolio, other than those provided by the Manager, subject to the supervision of the Fund's Board of Directors. Because of the services rendered to a Portfolio by the Administrator and the Manager, the Portfolio itself may not require any employees other than its officers, none of whom receive compensation from the Portfolio.

Under the Administration Agreement with the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio, the Administrator provides administrative services including, without limitation: (i) services of personnel competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Portfolio, (ii) assisting Fund officers in preparing Portfolio tax returns, (iii) in conjunction with Fund counsel, preparing and filing all Blue Sky filings, reports and renewals, (iv) coordinating the preparation and distribution of all materials for directors, including the agenda for meetings and all exhibits thereto, and actual and projected quarterly summaries, (v) coordinating the activities of the Portfolios' Manager, Custodian, Legal Counsel and Independent Accountants, (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus,
(vii) monitoring daily the Portfolios' accounting services agent's calculation of all income and expense accruals, sales and redemptions of capital shares outstanding, (viii) evaluating expenses, projecting future expenses, and processing payments of expenses, and (ix) monitoring and evaluating performance of bookkeeping and related services by State Street Bank and Trust Company, the bookkeeping agent for the Portfolios.

For the services rendered by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, equal to 0.08% per annum of the average daily net assets of each Portfolio up to $125 million, 0.06% per annum of the average daily net assets of each of the Portfolios of the next $125 million and 0.04% of such assets of each of the Portfolios in excess of $250 million. There is a minimum annual fee payable of $165,000.

                         FEES PAID TO THE ADMINISTRATOR
--------------------------------------------------------------------------------
                                            Fiscal Year Ended November 30,
Portfolio                               2000             1999             1998
--------------------------------------------------------------------------------
New York                              $151,003         $147,346         $139,816

New Jersey                            $  9,345         $  8,925         $  7,511

Taxable                               $ 12,538         $ 16,117         $ 15,642


The Administration Agreement's initial term extended to December 1, 1999. Thereafter the Agreement is terminable at any time, without the payment of any penalty, by the Fund or the Administrator on sixty days' written notice.

COUNSEL AND AUDITORS


Legal matters in connection with the issuance of shares of stock of the Fund and New York law are passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022.


Matters in connection with New Jersey law are passed upon by McCarter & English, LLP, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07101-0652.


PricewaterhouseCoopers LLP, 1177 Avenue of the America, New York, NY 10036, independent accountants, have been selected as auditors for the Fund.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105-1716, is custodian for the Fund's cash and securities. The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. The Fund retains State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02111, to perform transfer agency related services for the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS


Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans on behalf of each Portfolio (the "Plans").

In accordance with the Rule, the Plans provide that all written agreements relating to each Plan entered into between either the Portfolios or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Portfolio and the Distributor pursuant to each Plan and identifying the distribution activities for which those expenditures were made.


The New York Portfolio

Pursuant to its Plan, the New York Portfolio and Lebenthal & Co., Inc., 120 Broadway, New York, New York 10271 (the "Distributor") have entered into a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Distribution Agreement, the Distributor receives from the Class A shares of the New York Portfolio a fee equal to 0.25% per annum of the average daily net assets of the Class A shares of the Portfolio as a service fee (the "Service Fee"). Under the Distribution Agreement, the Distributor receives from the Class B shares of the New York Portfolio an aggregate fee equal to 1% per annum of such Class B shares' average daily net assets which includes (i) an asset based sales charge (the "Asset Based Sales Charge") equal to 0.75% per annum of its average daily net assets to compensate the Distributor for sales commissions paid by the Distributor for sales of the Portfolio's Class B shares and (ii) 0.25% of its average daily net assets as the Service Fee. These fees are accrued daily and paid monthly and can be used to provide shareholder servicing and for the maintenance of shareholder accounts. The Distribution Agreement also provides that the Distributor may make payment from time to time from the Service Fee received to pay the costs of, and to compensate others, including Participating Organizations for performing such shareholder servicing functions on behalf of the Portfolio.

The Plan and the Distribution Agreement provide that, in addition to the Service Fee, the New York Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement and
(ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan and the Management Agreement provide that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, (ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, (iii) to pay the cost of printing and distributing the New York Portfolio's prospectus to prospective investors, and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments from time to time from its own resources which may include the Service Fee and past profits for the purposes enumerated in (i) above. With respect to the Class B shares only, the Distributor may also make payments for the purposes enumerated in (ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the New York Portfolio is required to pay to the Distributor for any fiscal year under the Distribution Agreement in effect for that year.


The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Directors most recently approved the Plan for the Class A and Class B shares on October 26, 2000 to be effective until October 31, 2001. The Plan was most recently approved by the shareholders of the Portfolio on June 23, 1992. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the New York Portfolio's shareholders.

For the fiscal year ended November 30, 2000, the total amount spent pursuant to the Plan for the New York Portfolio-Class A shares was $111,995 all of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agree-



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


ment and all of which was paid by the Distributor (which may be deemed to be an indirect payment by the Portfolio). Of the total amount paid to the Distributor, the Distributor utilized $111,995 on compensation to sales personnel. With respect to Class B shares, the total amount spent pursuant to the Plan was $3,170, all of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agreement, and all of which was paid by the Distributor (which may be deemed to be an indirect payment by the Portfolio). Of the total amount paid to the Distributor, the Distributor utilized $3,170 on compensation to sales personnel. The New York Portfolio had no unreimbursed expenses in a previous fiscal year which were carried forward to a subsequent fiscal year.



The New Jersey Portfolio and the Taxable Portfolio

Pursuant to each Portfolio's Plan, the New Jersey Portfolio and the Taxable Portfolio have each entered into a Distribution Agreement and a Shareholder Servicing Agreement.

For its services under the respective Portfolio's Shareholder Servicing Agreement, the Distributor receives from each of the New Jersey Portfolio and the Taxable Portfolio a service fee equal to 0.25% per annum of the respective Portfolio's average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for (i) shareholder servicing and maintenance of shareholder accounts and (ii) payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Portfolio.


Under each Portfolio's Distribution Agreement, the Distributor, for nominal consideration and as agent for the respective Portfolio, will solicit orders for the purchase of the respective Portfolio's shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. In addition, the Distribution Agreement provides for reimbursement to the Distributor by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the respective Portfolio's shares in an amount not to exceed 0.10% per annum of the respective Portfolio's average daily net assets. To the extent the Distributor does not take reimbursements for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year.

The Plan, the Shareholder Servicing Agreement and the Distribution Agreement provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, each Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreement, and (ii) typesetting, printing and delivering each Portfolio's Prospectus to existing shareholders of the Portfolio and preparing the printing subscription application forms for shareholder accounts.

Each Portfolio's Plan and Management Contract provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Portfolio, (ii) to compensate certain participating organizations for providing assistance in distributing the Portfolio's shares; (iii) to pay the costs of printing and distributing the Portfolio's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments made pursuant to the Plan will not increase the amount which each Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Shareholder Servicing Agreement or the Management Contract in effect for that year.


The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Directors most recently approved the Plan on October 26, 2000 to be effective until October 31, 2001. The Plan was most recently approved by the shareholders of each Portfolio on November 10, 1994. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the shareholders of each respective Portfolio.

For the New Jersey Portfolio's fiscal year ended November 30, 2000, the total amount spent pursuant to the Plan was $7,474, all of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor (which may be deemed an indirect payment by the Portfolio). Of the total amount paid to the Distributor, the Distributor utilized $7,474 on compensation to sales personnel.

For the Taxable Portfolio's fiscal year ended November 30, 2000, the total amount spent pursuant to the Plan was $11,389, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which



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was paid by the Distributor (which may be deemed an indirect payment by the
Portfolio). Of the total amount paid to the Distributor, the Distributor utilized $11,389 on compensation to sales personnel.


The New Jersey and Taxable Portfolios had no unreimbursed expenses in a previous fiscal year which were carried over to subsequent years.

BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

Each Portfolio's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Neither Portfolio expects to pay brokerage commissions. Any transaction for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. Each Portfolio purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the respective Portfolio based on the applicable interest rate adjustment index for the security. The interest received by the Portfolio is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the respective Portfolios rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations. The Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to research, statistical and other services furnished by brokers or dealers to the Manager for its use.

Investment decisions for each Portfolio will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.


No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Portfolios will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors reclassified its authorized but unissued shares for the New Jersey Portfolio and the Taxable Portfolio on August 25, 1993. The Fund's Board of Directors on July 31, 1997, approved the Fund's Rule 18f-3 Multi-Class Plan and the creation of classes of shares for each of the series. Currently, only the New York Portfolio offers for sale two classes of shares. Each share has equal dividend, distribution, liquidation and voting rights and a fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value at the option of the shareholder.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not issue certificates evidencing Fund shares.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (i) for the election of directors, (ii) for approval of the Fund's revised Management Contract with respect to a particular class or series of stock, (iii) for ratification of the selection of independent public accountants, (iv) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (v) upon the written request of holders of shares entitled to cast not less than 25% of all the votes



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                                      -29-
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entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act (including the removal of Fund directors), and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


PURCHASE, REDEMPTION, AND PRICING OF FUND SHARES
--------------------------------------------------------------------------------


The material relating to the purchase, redemption, and pricing of shares in the Prospectus is herein incorporated by reference. This Statement of Additional Information contains additional information which may be of interest to investors.

Class A Shares of each of the Portfolios are generally sold with a sales charge payable at the time of purchase. As used herein and unless the context requires otherwise, the term "Class A Shares" includes shares of Portfolios that offer only one class of shares. The prospectus contains a table of applicable sales charges. Certain purchases of Class A Shares may be exempt from a sales charge.

Class B Shares are sold subject to a contingent deferred sales charge ("CDSC") payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs. The maximum purchase of Class B shares is $250,000.

Class B Shares will automatically convert into Class A Shares at the end of the month eight years after the purchase date. Class B Shares acquired through reinvestment of distribution will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Directors may determine from time to time. The conversion of Class B Shares to Class A Shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

No CDSC is imposed on shares subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or
(iii) if permitted in the future, were exchanged for shares of another Portfolio, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holdings period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.


TAXATION OF THE FUND
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolios. The summary is limited to investors who hold the shares as "capital assets" generally (property held for investment), and who are not subject to special tax treatment, such as securities dealers, financial institutions, insurance companies and foreign investors. Shareholders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of shares.


The Fund intends to maintain its qualification as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of the assets of each Portfolio must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the assets of each Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of each Portfolio's total assets may be invested in securities of one issuer other than U.S. government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.


The New York Portfolio and the New Jersey Portfolio


The New York Portfolio and the New Jersey Portfolio (a "Tax-exempt Fund" and collectively, the "Tax-exempt Funds") have each elected to qualify under the Code, and the New York Portfolio has elected to qualify under New York law as a "regulated investment company" that distributes "exempt-interest dividends". Each Tax-exempt Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders.



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Such qualification relieves the Tax-exempt Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If each Tax-exempt Fund fails to qualify as a regulated investment company, it will be taxed on all its earnings and its shareholders will be taxed on all its distributions.


Each Tax-exempt Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof (other than capital gain dividends) paid by a Tax-exempt Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Tax-exempt Fund as exempt-interest dividends in a written notice mailed to the Tax-exempt Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by a Tax-exempt Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are to be treated by a Tax-exempt Fund's shareholders (with certain exceptions) as items of interest excludable from their gross income. However, the amount of tax exempt interest received will have to be disclosed on the shareholders' Federal income tax returns. If a shareholder receives an exempt-interest dividend with respect to any share and then disposes of the share while it has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of a Tax-exempt Fund, including interest on margin debt, is not deductible. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by a Tax-exempt Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includable in gross income. Taxpayers (other than corporations) are required to include, as an item of tax preference for purposes of the Federal alternative minimum tax, all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds is used in a non-governmental trade or business other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from a Tax-exempt Fund that is attributable to any post-August 7, 1986 private activity bonds acquired by the Tax-exempt Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income determined without this provision. In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to tax on tax-exempt interest. A shareholder is advised to consult its tax advisers with respect to whether exempt-interest dividends retain the exclusion from income if such shareholder is a substantial user or related person with respect to some or all of the private activity bonds, if any, held by a Tax-exempt Fund.

Each Tax-exempt Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments and exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. Each Tax-exempt Fund will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Tax-exempt Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Tax-exempt Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Ordinary income is currently subject to a maximum individual tax rate of 39.6%. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Tax-exempt Funds' shareholders. A Tax-exempt Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Tax-exempt Fund shares. However, Tax-exempt Fund shareholders, who at the time of such a net capital gain distribution have not held their Tax-exempt Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. If the securities held by a Tax-exempt Fund appreciate in value, purchasers of shares of the Tax-exempt Fund after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such securities. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Tax-exempt Funds' shareholders not later than 60 days after the close of the Tax-exempt Fund's taxable year. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its shares. Any gain or loss arising from (or treated as arising from) the sale or redemption of shares will be a capital gain or loss, except in the case of a dealer in securities. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are taxable at a maximum rate of 20% to non-corporate shareholders who have a holding period of more than 12 months. Corresponding maximum rate and holding period rules apply with respect to capital gains dividends distributed by a Tax-exempt Fund, without regard to the length of time the shares have been held by the shareholder. The deduction of capital losses is subject to limitations. A Tax-exempt Fund may realize capital gains or losses from its portfolio transactions and upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. In the case of a Municipal Obligation acquired at a market discount, gain on the disposition of the Municipal Obligation generally will be treated as ordinary income to the extent of accrued market discount.



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If the Tax-exempt Fund does not distribute at least 98% of its ordinary income,
98% of its capital gain net income for a taxable year, and 100% of those amounts distributed in prior years, the Tax-exempt Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.


If a shareholder fails to provide a Tax-exempt Fund with a current taxpayer identification number, the Tax-exempt Fund generally is required to withhold 31% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Tax-exempt Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of a Tax-exempt Fund.


With respect to the variable rate demand instruments, including Participation Certificates therein, each Tax-exempt Fund should be treated for Federal income tax purposes as the owner of the underlying Municipal Obligations and the interest thereon will be tax-exempt to the Tax-exempt Fund to the same extent as the interest in the underlying Municipal Obligations.


From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal is introduced and enacted in the future, the ability of the Tax-exempt Funds to pay exempt-interest dividends will be adversely affected and each Tax-exempt Fund will reevaluate its investment objectives and policies and consider changes in its structure.

The U.S. Supreme Court has held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

The Taxable Portfolio

The Taxable Portfolio has elected to qualify under the Code as a "regulated investment company", and intends to continue to qualify for regulated investment company status as long as such qualification is in the best interests of its shareholders. Such qualification relieves the Taxable Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If the Taxable Portfolio fails to qualify as a regulated investment company, it will be taxed on all its earnings and its shareholders will be taxed on all its distributions.


The Taxable Portfolio intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments, exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Taxable Portfolio will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed, it will be taxable to shareholders as ordinary income. In the case of corporate shareholders, such distributions are not expected to be eligible for the dividends-received deduction.

Ordinary income is currently subject to a maximum individual tax rate of 39.6%. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Taxable Portfolio's shareholders. The Taxable Portfolio will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Taxable Portfolio shares. However, Taxable Portfolio shareholders who at the time of such a net capital gain distribution have not held their Taxable Portfolio shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. If the securities held by the Taxable Portfolio appreciate in value, purchasers of shares of the Taxable Portfolio after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such securities. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Taxable Portfolio's shareholders not later than 60 days after the close of the Taxable Portfolio's taxable year. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its shares. Any gain or loss arising from (or treated as arising from) the sale or redemption of shares will be a capital gain or loss, except in the case of a dealer in securities. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are taxable at a maximum rate of 20% to non-corporate shareholders who have a holding period of more than 12 months. Corresponding maximum rate and holding period rules apply with respect to capital gains dividends distributed by a Taxable Portfolio, without regard to the length of time the shares have been held by the shareholder. The deduction of capital losses is subject to limitations. The Taxable Portfolio may realize gains or losses from its portfolio transaction and upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. A portion of such gains may be taxable as ordinary income to the extent of accrued market discount.

If the Taxable Portfolio does not distribute at least 98% of its ordinary income, 98% of its capital gain net income for a taxable year, and 100% of those amounts not distributed in prior years, the Taxable Portfolio will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.



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Individuals and certain other shareholders, such as estates and trusts, can deduct miscellaneous itemized deductions only to the extent such miscellaneous itemized deductions exceed 2% of adjusted gross income for a taxable year. However, an exemption is provided for publicly-offered regulated investment companies. The Taxable Portfolio currently qualifies and expects to continue to qualify as a publicly-offered regulated investment company.


If a shareholder fails to provide the Taxable Portfolio with a current taxpayer identification number, the Taxable Portfolio generally is required to withhold 31% of taxable interest, dividend payments and proceeds from the redemption of shares of the Taxable Portfolio.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Taxable Portfolio.


Entities that generally qualify for an exemption from Federal income tax, such as many pension trusts and retirement plans, are nevertheless taxed under
Section 511 of the Code on its unrelated business taxable income. Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Taxable Portfolio and gain from the sale of shares in the Taxable Portfolio or the Taxable Portfolio's sale of securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the share itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.


Before investing in the Taxable Portfolio, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (i) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Taxable Portfolio; (ii) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (iii) whether the assets of the Portfolio are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in the Taxable Portfolio.

NEW YORK INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes.

NEW JERSEY INCOME TAXES

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that i) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in obligations issued by or on behalf of the State of New Jersey or any county, municipally or other political subdivision of the State of New Jersey ("New Jersey State-Specific Obligations") or obligations which are statutorily free from New Jersey state or local taxation under the laws of the United States ("U.S. Government Obligations"). Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

In the opinion of McCarter & English, special New Jersey tax counsel to the New Jersey Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, i) distributions paid by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey State-Specific Obligations or U.S.


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                                      -33-
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Government Obligation and ii) gain from the sale of shares in the New Jersey
Portfolio by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the gain is attributable to investments in New Jersey State-Specific Obligations or U.S. Government Obligations. Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from each Portfolio and ownership of shares of each Portfolio in their own states and localities.

UNDERWRITERS
--------------------------------------------------------------------------------

The Fund sells and redeems its shares on a continuing basis at their net asset value. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bailey Act, repealing certain provisions of the Glass-Steagall Act which have restricted affiliation betweek banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The new legislation grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.

CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

Total Return and Average Annual Total Return


The Portfolios may from time to time advertise a total return or average annual total return. Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price in such Portfolio over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in such Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period. The formula for total return used by the Portfolios includes three steps: (1) adding to the total number of shares purchased by the hypothetical investment in a Portfolio of $1,000 (assuming the investment is made at a public offering price that includes the current maximum sales load of 4.50% for each Portfolio, or, for the Class B shares of the New York Portfolio, by including the maximum deferred sales load for the length of time presented) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment. The average annual total return for the specified period is then determined by calculating the annual rate required for the hypothetical initial investment to grow to the account value at the end of the specified period. Total return or average annual return may be stated with or without giving effect to any expense limitations in effect for the Portfolio.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------


                                                                        Average Annual
                                                                       Compounded Total
                                                   Total Return For      Return Since          30-day Taxable       30-day Taxable
                                                  Twelve Months Ended    Inception to       Equivalent Yield for   Equivalent Yield
Portfolio                                          November 30, 2000   November 30, 2000       State Residents      (Federal only)
-----------------------------------------------------------------------------------------------------------------------------------
New York (Class A) (inception June 24, 1991)             4.37%               6.29%                  8.19%                7.63%

New York (Class B) (inception December 3, 1997)          3.53%               2.06%                  7.73%                7.20%

New Jersey (inception December 1, 1993)                  4.02%               3.67%                  8.75%                8.20%

Taxable (inception December 1, 1993)                     7.15%               6.53%                   N/A                  N/A


Yield

The Portfolios compute yield by annualizing net investment income per share for a recent thirty-day period and dividing that amount by a Portfolio share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. With respect to the Class B shares of the New York Portfolio, CDSCs are not taken into account when calculating this performance information. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. A Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Portfolio's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolio. Yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio.

The New York Portfolio and the New Jersey Portfolio may also advertise a tax equivalent yield for residents of the States of New York and New Jersey, respectively, wherein all or substantially all of the Portfolio's dividends are not subject to the applicable state's income tax. The Portfolio's advertisement of a tax equivalent yield reflects the taxable yield that a New York or New Jersey investor subject to the highest Federal marginal tax rate and that state's or municipality's highest marginal tax rate will have to receive in order to realize the same level of after-tax yield as an investment in such a Portfolio will produce. Tax equivalent yield is calculated by dividing the portion of the Portfolio's yield that is not subject to New York State or municipal taxes or New Jersey gross income tax (calculated as described above) by the result of subtracting the sum of the highest Federal marginal tax rate and the highest marginal state tax rate and assuming that the state taxes are fully deductible for Federal tax purposes, the highest marginal tax rate from 1, and adding the resulting figure to that portion, if any, of the Portfolio's yield that is subject to state or municipal income tax.

Tax Equivalent Yield


The New York Portfolio and the New Jersey Portfolio may also advertise a tax equivalent yield for one or more states and municipalities wherein all or substantially all of the Portfolio's dividends are not subject to Federal income tax. The Portfolio's advertisement of a tax equivalent yield reflects the taxable yield that an investor subject to the highest Federal marginal tax rate will have to receive in order to realize the same level of after-tax yield as an investment in such Portfolio will produce. Tax equivalent yield is calculated by dividing that portion of the Portfolio's yield that is not subject to regular Federal taxes (calculated as described above) by the result of subtracting the highest Federal marginal tax rate from 1, and adding the resulting figure to that portion, if any, of the Portfolio's yield that is subject to regular Federal income tax.

As of the date of the prospectus, Congress and the President are considering lowering Federal personal income tax rates.


General

At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that past results will continue. Investors in a Portfolio are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary. An investor's focus on the yield of the Portfolio to the exclusion of the consideration of the share price of the Portfolio may result in the investor's misunderstanding the total return he or she may derive from the Portfolio.

A Portfolio may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. A Portfolio may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. A Portfolio may also use total return and yield to compare its performance against the U.S.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Bureau of Labor Statistics Consumer Price Index, which is a statistical measure of changes over time in the prices of goods and services in major United States household expenditure groups.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The audited financial statements for the Fund for the fiscal year ended November 30, 2000 are herein incorporated by reference.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITY RATINGS AND NOTES
--------------------------------------------------------------------------------

Moody's Investors Service, Inc. ("Moody's")

Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Notes

Moody's ratings for state and tax-exempt notes and short-term loans are designated Moody's Investment Grade (MIG). The distinction is in recognition of the difference between short-term and long-term credit risk. Loans bearing the designation MIG-1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broadbased access to the market for refinancing, or both. Loans bearing the designation MIG-2 are of high quality, with margins of protection ample although not as large as in the preceding group. Loans bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG-4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. The designation Prime-1 or P-1 indicates the highest quality repayment capacity of the rated issue.

The designation Prime-2 or P-2 indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be subject to some variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Standard & Poor's Rating Services, a division of The McGraw-Hill Companies
("S&P")

Bonds

AAA: Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

AA: Bonds rated AA also qualify as high-grade obligations and, in the majority of instances, differ from AAA issues only to a small degree.

A: Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior and, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Municipal Notes

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues assigned A have the highest rating and are regarded as having the greatest capacity for timely payment. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

Description of Tax-Exempt Notes

Tax-Exempt Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-Exempt Notes include:

Tax Anticipation Notes: Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes: Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

Bond Anticipation Notes: Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases the long-term bonds then provide the money for the repayment of the Notes.

Construction Loan Notes: Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

Tax-Exempt Commercial Paper

Issues of Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities, or to provide interim construction financing and are paid from general revenues of municipalities, or are refinanced with long-term debt. In most cases, Tax-Exempt Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fitch Investors Services, Inc. ("Fitch")

Tax-Exempt Bonds

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Tax-Exempt Notes and Commercial Paper

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Table I-Federal tax exemption alone
--------------------------------------------------------------------------------


If your net taxable                                               TO MATCH A TAX FREE RETURN OF
Income in 2000 is                   Your Federal          -------------------------------------------
                                    Tax Bracket is        3.50%  3.75%   4.00%   4.25%  4.50%   4.75%
                                                          -------------------------------------------

Joint Return            Single Return                           YOU WOULD HAVE TO EARN THIS MUCH
-----------------------------------------------------------------------------------------------------
$0-$43,850              $0-$25,250                15%      4.1%   4.4%    4.7%    5.0%   5.3%    5.6%
$43,851-$105,950        $25,251-$63,550           28%      4.9%   5.2%    5.6%    5.9%   6.3%    6.6%
$105,951-$161,450       $63,551-$132,600          31%      5.1%   5.4%    5.8%    6.2%   6.5%    6.9%
$161,451-$288,350       $132,601-$288,350         36%      5.5%   5.9%    6.3%    6.6%   7.0%    7.4%
$288,351+               $288,351+               39.6%      5.8%   6.2%    6.6%    7.0%   7.5%    7.9%
If your net taxable                                                   TO MATCH A TAX FREE RETURN OF
Income in 2000 is                   Your Federal          ---------------------------------------------------
                                    Tax Bracket is        5.00%   5.25%  5.50%   5.75%   6.00%  6.25%   6.50%
                                                          ---------------------------------------------------

Joint Return            Single Return                               YOU WOULD HAVE TO EARN THIS MUCH
-------------------------------------------------------------------------------------------------------------
$0-$43,850              $0-$25,250                15%      5.9%    6.2%   6.5%    6.8%    7.1%   7.4%    7.6%
$43,851-$105,950        $25,251-$63,550           28%      6.9%    7.3%   7.6%    8.0%    8.3%   8.7%    9.0%
$105,951-$161,450       $63,551-$132,600          31%      7.2%    7.6%   8.0%    8.3%    8.7%   9.1%    9.4%
$161,451-$288,350       $132,601-$288,350         36%      7.8%    8.2%   8.6%    9.0%    9.4%   9.8%   10.2%
$288,351+               $288,351+               39.6%      8.3%    8.7%   9.1%    9.5%    9.9%  10.3%   10.8%


  Table II-The value of a double exemption from Federal & New Jersey Income Tax
--------------------------------------------------------------------------------

If your net taxable                 Your Combined                TO MATCH A TAX FREE RETURN OF
Income in 2000 is                   Federal & NJ          -------------------------------------------
                                    Tax Bracket is        3.50%  3.75%   4.00%   4.25%  4.50%   4.75%
                                                          -------------------------------------------

Joint Return            Single Return                       YOU WOULD HAVE TO EARN THIS MUCH
-----------------------------------------------------------------------------------------------------
$20.001-$43,850         $20,001-$26,250           16.49%   4.2%   4.5%    4.8%    5.1%   5.4%    5.7%
$43,851-$50,000         $26,251-$35,000           29.26%   4.9%   5.3%    5.7%    6.0%   6.4%    6.7%
$50,001-$70,000         --                        29.76%   5.0%   5.3%    5.7%    6.1%   6.4%    6.8%
$70,001-$80,000         $35,001-$40,000           30.52%   5.0%   5.4%    5.8%    6.1%   6.5%    6.8%
$80,001-$105,950        $40,001-$63,550           31.98%   5.1%   5.5%    5.9%    6.2%   6.6%    7.0%
$105,951-$150,000       $63,551-$75,000           34.81%   5.4%   5.8%    6.1%    6.5%   6.9%    7.3%
$150,001-$161,450       $75,001-$132,600          35.40%   5.4%   5.8%    6.2%    6.6%   7.0%    7.4%
$161,451-$288,350       $132,601-$288,350         40.08%   5.8%   6.3%    6.7%    7.1%   7.5%    7.9%
$288,351+               $288,351+                 43.45%   6.2%   6.6%    7.1%    7.5%   8.0%    8.4%
If your net taxable                 Your Combined                    TO MATCH A TAX FREE RETURN OF
Income in 2000 is                   Federal & NJ          ---------------------------------------------------
                                    Tax Bracket is        5.00%   5.25%  5.50%   5.75%   6.00%  6.25%   6.50%
                                                          ---------------------------------------------------

Joint Return            Single Return                               YOU WOULD HAVE TO EARN THIS MUCH
-------------------------------------------------------------------------------------------------------------
$20.001-$43,850         $20,001-$26,250           16.49%   6.0%    6.3%   6.6%    6.9%    7.2%   7.5%    7.8%
$43,851-$50,000         $26,251-$35,000           29.26%   7.1%    7.4%   7.8%    8.1%    8.5%   8.8%    9.2%
$50,001-$70,000         --                        29.76%   7.1%    7.5%   7.8%    8.2%    8.5%   8.9%    9.3%
$70,001-$80,000         $35,001-$40,000           30.52%   7.2%    7.6%   7.9%    8.3%    8.6%   9.0%    9.4%
$80,001-$105,950        $40,001-$63,550           31.98%   7.4%    7.7%   8.1%    8.5%    8.8%   9.2%    9.6%
$105,951-$150,000       $63,551-$75,000           34.81%   7.7%    8.1%   8.4%    8.8%    9.2%   9.6%   10.0%
$150,001-$161,450       $75,001-$132,600          35.40%   7.7%    8.1%   8.5%    8.9%    9.3%   9.7%   10.1%
$161,451-$288,350       $132,601-$288,350         40.08%   8.3%    8.8%   9.2%    9.6%   10.0%  10.4%   10.8%
$288,351+               $288,351+                 43.45%   8.8%    9.3%   9.7%   10.2%   10.6%  11.1%   11.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table III-The value of a double exemption from Federal & NYS Income Tax
--------------------------------------------------------------------------------

If your net taxable                 Your Combined                TO MATCH A TAX FREE RETURN OF
Income in 2000 is                   Federal & NYS         -------------------------------------------
                                    Tax Bracket is        3.50%  3.75%   4.00%   4.25%  4.50%   4.75%
                                                          -------------------------------------------

Joint Return            Single Return                       YOU WOULD HAVE TO EARN THIS MUCH
-----------------------------------------------------------------------------------------------------
$26,001-$40,000         $13,001-$20,000           20.02%   4.4%   4.7%    5.0%    5.3%   5.6%    5.9%
$40,001-$43,850         $20,001-$26,250           20.82%   4.4%   4.7%    5.1%    5.4%   5.7%    6.0%
$43,851-$105,950        $26,251-$63,550           32.93%   5.2%   5.6%    6.0%    6.3%   6.7%    7.1%
$105,951-$161,450       $63,551-$132,600          35.73%   5.4%   5.8%    6.2%    6.6%   7.0%    7.4%
$161,451-$288,350       $132,601-$288,350         40.38%   5.9%   6.3%    6.7%    7.1%   7.5%    8.0%
$288,351+               $288,351+                 43.74%   6.2%   6.7%    7.1%    7.6%   8.0%    8.4%
If your net taxable                 Your Combined                    TO MATCH A TAX FREE RETURN OF
Income in 2000 is                   Federal & NYS         ---------------------------------------------------
                                    Tax Bracket is        5.00%   5.25%  5.50%   5.75%   6.00%  6.25%   6.50%
                                                          ---------------------------------------------------

Joint Return            Single Return                             YOU WOULD HAVE TO EARN THIS MUCH
-------------------------------------------------------------------------------------------------------------
$26,001-$40,000         $13,001-$20,000           20.02%   6.3%    6.6%   6.9%    7.2%    7.5%   7.8%    8.1%
$40,001-$43,850         $20,001-$26,250           20.82%   6.3%    6.6%   6.9%    7.3%    7.6%   7.9%    8.2%
$43,851-$105,950        $26,251-$63,550           32.93%   7.5%    7.8%   8.2%    8.6%    8.9%   9.3%    9.7%
$105,951-$161,450       $63,551-$132,600          35.73%   7.8%    8.2%   8.6%    8.9%    9.3%   9.7%   10.1%
$161,451-$288,350       $132,601-$288,350         40.38%   8.4%    8.8%   9.2%    9.6%   10.1%  10.5%   10.9%
$288,351+               $288,351+                 43.74%   8.9%    9.3%   9.8%   10.2%   10.7%  11.1%   11.6%

     Table IV-The value of a triple exemption from Federal, NYS & NYC Taxes
--------------------------------------------------------------------------------

If your net taxable            Your Combined                    TO MATCH A TAX FREE RETURN OF
Income in 2000 is              Federal, NYS &             -------------------------------------------
                               NYC Tax Bracket is         3.50%  3.75%   4.00%   4.25%  4.50%   4.75%
                                                          -------------------------------------------

Joint Return            Single Return                           YOU WOULD HAVE TO EARN THIS MUCH
-----------------------------------------------------------------------------------------------------
$26,001-$40,000         --                        22.29%   4.5%   4.8%    5.1%    5.5%   5.8%    6.1%
$26,001-$40,000         $12,001-$25,000           22.75%   4.5%   4.9%    5.2%    5.5%   5.8%    6.1%
$40,001-$43,850         $25,001-$26,250           23.56%   4.6%   4.9%    5.2%    5.6%   5.9%    6.2%
$43,851-$45,000         --                        35.25%   5.4%   5.8%    6.2%    6.6%   6.9%    7.3%
$45,001-$90,000         $26,251-$50,000           35.28%   5.4%   5.8%    6.2%    6.6%   7.0%    7.3%
$90,001-$105,950        $50,001-$63,550           35.32%   5.4%   5.8%    6.2%    6.6%   7.0%    7.3%
$105,951-$161,450       $63,551-$161,450          38.01%   5.6%   6.0%    6.5%    6.9%   7.3%    7.7%
$161,451-$288,350       $161,451-$288,350         42.51%   6.1%   6.5%    7.0%    7.4%   7.8%    8.3%
$288,351+               $288,351+                 45.74%   6.5%   6.9%    7.4%    7.8%   8.3%    8.8%
If your net taxable            Your Combined                         TO MATCH A TAX FREE RETURN OF
Income in 2000 is              Federal, NYS &             ---------------------------------------------------
                               NYC Tax Bracket is         5.00%   5.25%  5.50%   5.75%   6.00%  6.25%   6.50%
                                                          ---------------------------------------------------

Joint Return            Single Return                               YOU WOULD HAVE TO EARN THIS MUCH
-------------------------------------------------------------------------------------------------------------
$26,001-$40,000         --                        22.29%   6.4%    6.8%   7.1%    7.4%    7.7%   8.0%    8.4%
$26,001-$40,000         $12,001-$25,000           22.75%   6.5%    6.8%   7.1%    7.4%    7.8%   8.1%    8.4%
$40,001-$43,850         $25,001-$26,250           23.56%   6.5%    6.9%   7.2%    7.5%    7.8%   8.2%    8.5%
$43,851-$45,000         --                        35.25%   7.7%    8.1%   8.5%    8.9%    9.3%   9.7%   10.0%
$45,001-$90,000         $26,251-$50,000           35.28%   7.7%    8.1%   8.5%    8.9%    9.3%   9.7%   10.0%
$90,001-$105,950        $50,001-$63,550           35.32%   7.7%    8.1%   8.5%    8.9%    9.3%   9.7%   10.0%
$105,951-$161,450       $63,551-$161,450          38.01%   8.1%    8.5%   8.9%    9.3%    9.7%  10.1%   10.5%
$161,451-$288,350       $161,451-$288,350         42.51%   8.7%    9.1%   9.6%   10.0%   10.4%  10.9%   11.3%
$288,351+               $288,351+                 45.74%   9.2%    9.7%  10.1%   10.6%   11.1%  11.5%   12.0%

----------
* Assumptions: The income ranges listed above assume (i) a single person with no dependents and (ii) a married couple filing jointly with no dependents.


Tables are based on 2000 tax rates. There can be no assurance that such rates will remain unchanged. As of the date of the prospectus, Congress and the President are considering lowering Federal personal income tax rates.


Tables comparing tax free to taxable yields are computed on the theory that the next dollar of taxable income earned will be taxed at the taxpayer's highest marginal tax rate. Any savings as the result of a switch from taxable to tax free securities should also be computed at the taxpayer's highest rate.

The tables cover only a representative range of incomes, and income tax brackets have been rounded off to facilitate illustration.

"Net taxable income" represents taxable income as currently defined in the Internal Revenue Code and is the amount on which you actually pay tax, net of deductions, exemptions, etc.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Let it be said loud and clear there can be no assurance the Fund will achieve its objectives. But if you've come into a lump sum of money and want professionals to invest it, tend it, trade it and nurture it in Municipal Bonds, the Lebenthal Municipal Bond Funds could be for you.
--------------------------------------------------------------------------------

CONVERSATIONS FROM A DAY IN THE LIFE OF A MUNICIPAL BOND SALESMAN

A businessman calls and actually says he doesn't need more income. He can hardly spend what he earns now. Here's money he wants to put away, not touch the interest, and let it accumulate and build.

A father calls and says he's doing better than his parents, but only wishes he could say the same for his kids. He wants to do something for them. He doesn't want to see the interest chipped away by taxes. Mitts "off" he says. "This is my kids' social security."

A grandfather calls. It's Peter's birthday. He could get Peter a fire truck. Any sensible four-year-old would prefer a fire truck. But he wants to take care of Peter's education and watch the interest pile up and earn more tax-free interest, month after month, year after year.

A man calls with the fruits of a life's work. He's just sold his business and has an employment contract with the new owner into the next century. This is money he'll probably never have to touch. But his heirs might. He wants to build an estate for the future and let little acorns grow.

Not everyone is concerned with the amount of income an investment can provide now. Many want to know about an investment's long term benefits. For example, how much purchasing power will my money have tomorrow? How much will I be able to leave my children? If you are as concerned with your net worth tomorrow as you are with your cashflow today, instead of spending your interest, consider reinvesting it in a Lebenthal Municipal Bond Fund--and receiving your interest every month or any distributions of principal or gains in additional fund shares.

When you opt for automatic reinvestment, instead of taking your distributions in cash, they are being used to buy you more shares. The number of shares you own accumulates and builds on a quantity that is growing all the time.

Past performance is no guarantee of future results, and no particular level of fund performance can be assured. But to illustrate how shares grow through reinvestment over time, at say, a hypothetical five percent (5%) a year compounded monthly, every 1000 shares would become 1283 shares in five years, 1647 shares in ten years, 2114 shares in fifteen years.

Compounding does not protect against fluctuating bond prices, and a decline in value per share can negate the positive effect of growth in the number of shares owned. But time can mitigate loss, because it stands to reason: the more shares you have accumulated through reinvestment over time, the bigger the multiple that will be working for you when you decide to sell.

Whether you make money or lose money down the road when you do sell your shares, will depend on the number of shares you then own as well as the going resale price per share. So count the shares. And give it time.

Time is the soulmate of compound interest--and the best friend a would-be saver's got.


--------------------------------------------------------------------------------
                                       -i-

                           PART C - OTHER INFORMATION

Item 23. Exhibits

(1)   (a)   Articles of Incorporation of the Registrant.


      (a.1) Articles Supplementary of the Registrant.


(1)   (b)   By-laws of the Registrant.

(1)   (c)   Form of certificate for shares of Common Stock, par value $.001 per share of the Registrant.

(2)   (d)   Management Agreement between the Registrant and Lebenthal Asset
            Management, Inc., for the Lebenthal New York Municipal Bond Fund portfolio.

(2)   (d.1) Management Agreement between the Registrant and Lebenthal Asset
            Management, Inc., for the Lebenthal New Jersey Municipal Bond Fund portfolio.

(2)   (d.2) Management Agreement between the Registrant and Lebenthal Asset
            Management, Inc., for the Lebenthal Taxable Municipal Bond Fund portfolio.

      (e)   See Distribution Agreements filed as Exhibits (m.4) to (m.7).

      (f)   Not applicable.

(2)   (g)   Custody Agreement between the Registrant and IFTC.

(2)   (h)   Investment Accounting Agreement between the Registrant and IFTC.

(2)   (h.1) Transfer Agency and Service Agreement between the Registrant and
            State Street Bank and Trust Company.

(2)   (h.2) Administration Agreement between the Registrant and State Street
            Bank and Trust Company.


(1)   (i)   Opinion of Battle Fowler LLP, as to the legality of the securities being registered.



      (i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.


----------
(1) Filed with Post-Effective Amendment No. 12 to the Registration Statement on March 31, 1997 and incorporated herein by reference.

(2) Filed with Post-Effective Amendment No. 11 to said Registration Statement on March 29, 1996 and incorporated herein by reference.

(1)   (i.2) Opinion of McCarter & English, as to the New Jersey law, including their consent to the filing thereof and to the use of their name under the heading "New Jersey Income Taxes" in the Prospectus.

      (j.1) Consent of PricewaterhouseCoopers LLP


(3)   (k)   Audited Financial Statements, for fiscal year ended November 30,
            2000.


(1)   (l)   Written Assurance of Lebenthal that its purchase of shares of the
            Registrant was for investment purposes without any present intention of redeeming or reselling.

(1)   (m)   Distribution and Service Plan pursuant to Rule 12b-1 for the
            Lebenthal New York Municipal Bond Fund portfolio of the Registrant.

(4)   (m.1) Distribution and Service Plan pursuant to Rule 12b-1 for the Class B shares of the Lebenthal New York Municipal Bond Fund Portfolio of the Registrant.

(1)   (m.2) Distribution and Service Plan pursuant to Rule 12b-1 for the
            Lebenthal New Jersey Municipal Bond Fund portfolio of the
            Registrant.

(1)   (m.3) Distribution and Service Plan pursuant to Rule 12b-1 under the
            Investment Company Act of 1940 for the Lebenthal Taxable Municipal Bond Fund portfolio of the Registrant.

(1)   (m.4) Distribution Agreement between the Registrant and Lebenthal & Co.,
            Inc. for the Lebenthal New York Municipal Bond Fund portfolio of the Registrant.

(4)   (m.5) Distribution Agreement between the Registrant and Lebenthal & Co.,
            Inc. for the Class B shares of the Lebenthal New York Municipal Bond Fund portfolio of the Registrant.

(1)   (m.6) Distribution Agreement between the Registrant and Lebenthal & Co.,
            Inc. for the Lebenthal New Jersey Municipal Bond Fund portfolio of the Registrant.

(1)   (m.7) Distribution Agreement between the Registrant and Lebenthal & Co.,
            Inc. for the Lebenthal Taxable Municipal Bond Fund portfolio of the Registrant.

(1)   (m.8) Shareholder Servicing Agreement between the Lebenthal New Jersey
            Municipal Bond Fund and Lebenthal & Co., Inc.

(1)   (m.9) Shareholder Servicing Agreement between the Lebenthal Taxable
            Municipal Bond Fund and Lebenthal & Co., Inc.

(1)   (n)   Form of Rule 18f-3 Multi-Class Plan.


      (o)   Reserved.

      (p)   Code of Ethics of the Fund, the Adviser and the Distributor.


----------
(1) Filed with Post-Effective Amendment No. 12 to the Registration Statement on March 31, 1997 and incorporated herein by reference.

(3) Filed with Annual Report on Form N-300 on January 31, 2001 and incorporated herein by reference.

(4) Filed with Post-Effective Amendment No. 14 to the Registration Statement on November 3, 1997 and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant

      None.

Item 25. Indemnification

      Registrant incorporates herein by reference to response to Item 27 of Pre-Effective Amendment No. 1 of this Registration Statement filed with the Commission on December 18, 1990.

Item 26. Business and Other Connections of Investment Adviser

      Registrant's investment adviser is Lebenthal Asset Management, Inc., a Delaware corporation and a registered investment adviser. The description of Lebenthal Asset Management, Inc. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement, is incorporated herein by reference.

Item 27. Principal Underwriters

      (a) Lebenthal & Co., Inc., the Registrant's distributor. Lebenthal is also a depositor for the Empire State Municipal Exempt Trust series of unit investment trusts.

      (b) The following are the directors and officers of Lebenthal & Co., Inc. The principal business address of each of these persons is 120 Broadway, New York, NY 10271.

                            Positions and Offices           Position and Offices
      Name                  With Lebenthal & Co., Inc.      With Fund
      ----                  --------------------------      --------------------

James A. Lebenthal          Chairman and Director           Director
D. Warren Kaufman           Senior Managing Director        None
                              and Director
Jeffrey Michael James       Executive Vice President        None
                              and Director
James E. McGrath            Senior Vice President           Treasurer
Alexandra Lebenthal         President and Director          President
Duncan Kimber Smith         Senior Managing Director        None
                              and Director

      (c)   Not Applicable.

Item 28. Location of Accounts and Records

      Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant or State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64104-1716, the Fund's custodian; at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171-2197, the Fund's Administrator; National Financial Data Services, the delegatee of State Street Bank and Trust Company, 1004 Baltimore, Kansas City, MO 64105, the Fund's Transfer Agent, and at Lebenthal & Co., Inc., 120 Broadway, New York, New York 10271, the Fund's distributor.

Item 29. Management Services

            Not applicable.

Item 30. Undertakings

            Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of March, 2001.


                                                LEBENTHAL FUNDS, INC.


                                          By:   /s/  Alexandra Lebenthal
                                                ------------------------------
                                                Alexandra Lebenthal
                                                President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      SIGNATURE & CAPACITY                                        DATE

(1)   Principal Executive Officer

      /s/  Alexandra Lebenthal
      -------------------------------
      Alexandra Lebenthal                                   March 30, 2001
      President


(2)   Principal Financial
      & Accounting Officer

      /s/  James McGrath
      -------------------------------
      James McGrath                                         March 30, 2001
      Treasurer


(3)   Majority of Directors

      James A. Lebenthal*
      Victor Chang*
      Robert R. Godfrey*

By:   /s/   Gregory W. Serbe
      -------------------------
      Greg Serbe
      Attorney-in-Fact*                                     March 30, 2001

                               EXHIBIT INDEX


Exhibit           Description
-------           -----------

(a.1)             Articles Supplementary of the Registrant.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.

(j.1)             Consent of PricewaterhouseCoppers LLP.

(p)               Code of Ethics of the Fund, the Adviser and the Distributor.